UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction: $559,000
	5)	Total fee paid: $72.00

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Dated Filed:

PRELIMINARY MATERIALS

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

17782 Sky Park Circle

Irvine, California 92614

1-714-662-5565, Extension 600

___________, 2014

Dear Holders of Units of Limited Partnership Interest (“Limited Partners”):

Enclosed please find a Consent Card for you to complete and forward. In the alternative, you may vote via the Internet or the telephone.

You own Units of Limited Partnership Interest in WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership (the “Partnership”). We are writing to request your consent to authorize WNC & Associates, Inc., as the general partner of the Partnership, to liquidate the assets of the Partnership and wind up its affairs. The Liquidation involves the sale of the apartment complexes for low- and moderate-income tenants or the interests therein owned by the Partnership, payment of Partnership liabilities, and dissolution of the Partnership.

In connection with the proposed Liquidation, attached are a Notice for Action by Written Consent, a Consent Solicitation Statement, which contains important information relating to the Liquidation, and a Consent Card with a return envelope. You are urged to read the Consent Solicitation Statement carefully. If you are in doubt as to how to deal with the matters described in the Consent Solicitation Statement you should consult your financial advisor.

If you want your vote to be represented, you should vote via the Internet or the telephone or complete the enclosed Consent Card and sign, date and return it promptly in the enclosed postage-paid envelope, or in another manner set forth in the section of the attached Consent Solicitation Statement entitled “Voting Rights and Procedures.” Please note that this solicitation will expire no later than 5:00 p.m. (Pacific Time), on _________, 2014, unless extended.

Sincerely,

WNC & Associates, Inc.,

General Partner

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS: APPROVED OR DISAPPROVED OF THE PROPOSED TRANSACTION; PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTION; OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE CONSENT SOLICITATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRELIMINARY MATERIALS

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

NOTICE FOR ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

To the Limited Partners of WNC Housing Tax Credit Fund VI, L.P., Series 5 (the “Partnership”):

We are writing to request your consent to liquidate the assets of the Partnership and wind up its affairs. The proposed Plan of Liquidation and Dissolution is set forth in the accompanying Consent Solicitation Statement. This Plan would permit sales to the General Partner and its affiliates.

Because you are a holder of one or more units in the Partnership, we are asking for your consent to the proposed Plan of Liquidation and Dissolution. Please carefully review the information in the enclosed Consent Solicitation Statement before voting. If you have any questions or require assistance in voting via the Internet or the telephone or in completing and forwarding the enclosed Consent Card, please call WNC & Associates, Inc. at 1-714-662-5565, Extension 600.

DATED ___________, 2014 at Irvine, California.

WNC & Associates, Inc.,

General Partner

IMPORTANT: YOUR PARTICIPATION IS VERY IMPORTANT. PLEASE EITHER VOTE VIA THE INTERNET OR THE TELEPHONE OR COMPLETE THE ENCLOSED CONSENT CARD AND SIGN, DATE AND RETURN IT PROMPTLY BY MAIL OR FAX. FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.

PRELIMINARY MATERIALS

CONSENT SOLICITATION STATEMENT

PROPOSED ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS OF

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

____________________________, 2014

INTRODUCTION AND SUMMARY

General

This Consent Solicitation Statement is being furnished to holders (the “Limited Partners”) of Units of Limited Partnership Interest (the “Units”) in WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership (the “Partnership”), in connection with the solicitation of approval for the sale and liquidation of all of the Partnership’s assets and the dissolution of the Partnership (the “Liquidation”) pursuant to a Plan of Liquidation and Dissolution (the “Plan of Liquidation and Dissolution,” or the “Plan”). The sole general partner of the Partnership is WNC & Associates, Inc., a California corporation (the “MGP”).

Plan of Liquidation and Dissolution

The Partnership has invested in limited partnerships or limited liability companies (the “Local Limited Partnerships”) which own apartment complexes for low-income tenants (the “Apartment Complexes”). Upon approval of the Liquidation, we will (1) procure appraisals for each of the Apartment Complexes, to the extent not recently procured, (2) seek to sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (3) pay or make provision for payment of all Partnership obligations and liabilities, including accrued fees and unpaid loans to the MGP, and (4) distribute the remaining cash, if any, in the manner set forth in the partnership agreement for the Partnership (the “Partnership LPA”). No material cash distributions are expected. We will then file a Certificate of Cancellation with the California Secretary of State, whereupon, or at such later time as may be specified in the Certificate of Cancellation, the Partnership will be terminated and will cease to exist. We expect the disposition of the Partnership’s assets could be completed during 2014.

The Partnership’s interests in Local Limited Partnerships are referred to as “Local Limited Partnership Interests” herein, and the general partners or managing members of the Local Limited Partnerships are referred to as “Local General Partners” herein.

THE PLAN WOULD PERMIT THE SALE OF PARTNERSHIP ASSETS TO THE MGP OR AN AFFILIATE OF THE MGP. Upon the Liquidation, the registration of the Units would be terminated under the Securities Exchange Act of 1934. Accordingly, it is expected that deregistration would occur on the sale of all the Partnership’s assets.

QUESTIONS AND ANSWERS ABOUT THIS
CONSENT SOLICITATION STATEMENT AND THE PROPOSED LIQUIDATION

Q: Why have I received this Consent Solicitation Statement?

A: You have received this Consent Solicitation Statement because the Partnership LPA permits the Limited Partners to approve the Liquidation. You are entitled to vote because, according to the records of the Partnership, you owned Units on ___________, 2014.

Q: What does the Liquidation involve?

A: We are proposing to sell all of the Partnership’s interests in the Local Limited Partnerships or sell the Apartment Complexes owned by the Local Limited Partnerships in which the Partnership is invested. In addition, the MGP intends to pay or make provision for all Partnership obligations and liabilities, and terminate the Partnership.

Q: How can the Liquidation be approved?

A: The Liquidation will be approved with the consent of a majority-in-interest of all Limited Partners.

Q: How will proceeds from the sales of Apartment Complexes or Local Limited Partnership Interests be used?

A: In accordance with the Partnership LPA, net proceeds of the sales of Apartment Complexes or Local Limited Partnership Interests will be used for the payment of debts and obligations and establishment of reserves, including debts and obligations owed to the MGP. Limited Partners should not include the expectation of distributions as a factor in deciding how to vote on the Liquidation.

Q: Why is the MGP proposing to sell the Partnership’s assets at this time?

A: The MGP is recommending the Liquidation because the MGP believes the Partnership has maximized the principal benefits of owning the Apartment Complexes, in particular, generating for the Limited Partners low-income housing tax credits. Other reasons for the recommendation include:

●	The Liquidation may allow Limited Partners to use their unused passive losses to offset the gain from the sale.

●	The Liquidation will eliminate the need for Limited Partners to include on their individual tax returns Schedule K-1 activity with respect to the Partnership.

●	The Apartment Complexes no longer produce tax credits, which was a principal benefit of investing in the Local Limited Partnerships.

●	It is now possible to sell the Apartment Complexes or the Local Limited Partnership Interests without a recapture of prior tax credits. All but one of the Apartment Complexes has completed its 15-year compliance period.

●	The appraised value of each Apartment Complex as set forth in the most recent appraisal report or update thereof is described below. Only two Apartment Complexes were appraised at values exceeding the obligations of the owning Local Limited Partnership. Even if these two Apartment Complexes could be sold at their appraised values, the aggregate net proceeds to the Partnership by the two Local Limited Partnerships would be substantially less than the obligations of the Partnership, including costs and expenses incurred and to be incurred in connection with the Liquidation.

●	The Partnership has insufficient cash to pay its obligations, and is dependent on the willingness of the MGP to continue funding the payment of expenses.

●	The Partnership was intended only to hold its investments for a single cycle of acquisition, generation of credits and disposition, and the Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership cannot make capital improvements or otherwise invest to continue its ownership of the Local Limited Partnerships to generate any additional economic benefit from future tax credits.

●	Some of the mortgage loans can only be prepaid with consent of the lender, and on payment of a premium.

●	The Apartment Complexes are aging and the need for capital improvements and upgrades exists or may arise.

●	Maintenance and administrative expenses associated with aging Apartment Complexes may increase.

See “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS” below for a more extensive discussion of the obligations of the Local Limited Partnerships and the Partnership.

2

We believe that in the case of the majority of Limited Partners, primary benefits of a Liquidation will be (i) the elimination of a Partnership Schedule K-1 for the Partnership, and (ii) the tax benefits associated with freeing up previously suspended passive activity losses. Assuming that an individual Limited Partner has held his or her Units since the Partnership’s initial offering, and that the Partnership’s passive activity losses have only been used by the Limited Partner to offset any previous passive activity income/gain from the Partnership, the MGP estimates that a sale and Liquidation will free up previously suspended passive activity losses to offset any taxable income and gain from a Liquidation, and perhaps other income of the Limited Partner. However, each Limited Partner should consult his or her personal tax advisor to determine the actual amount, if any, of passive activity losses which the Limited Partner may have suspended.

At conclusion of its acquisition phase, the Partnership had investments in 15 Local Limited Partnerships. Today the Partnership retains interests in seven of those Local Limited Partnerships. The Partnership’s third party expenses, consisting primarily of audit, tax and Securities and Exchange Commission reporting, generally will not decrease in proportion to the number of properties sold or transferred, although such expenses will decrease to some extent.

Q: How does this impact my need to file a Schedule K-1?

A: You will get a final K-1 on Liquidation. A sale under the Plan will afford the Limited Partners an exit strategy. There are few other opportunities to liquidate an investment in Units due to the absence of an established market for the Units.

Q: Does the MGP recommend that I consent to the Liquidation?

A: Yes. The MGP recommends that Limited Partners consent to the Liquidation by marking the box entitled “FOR” with respect to the Liquidation on the enclosed Consent Card and returning the Consent Card promptly in accordance with the voting procedures described in “VOTING RIGHTS AND PROCEDURES” below. The MGP, however, has conflicts of interest in recommending the Liquidation. For additional information regarding our conflicts of interest, see “SPECIAL FACTORS” below.

Q: What will happen if the Liquidation is approved?

A: The MGP itself will seek to market and sell the Partnership’s assets and use the net proceeds to pay off Partnership debts and obligations. Under the Plan, the MGP will take all necessary steps to terminate the Partnership. We expect the Liquidation could be completed during 2014. Liquidation and dissolution can be a complex process that may depend on a number of factors, some of which are beyond the MGP’s control. Accordingly, there can be no assurance that the Liquidation will be completed within the specified time frame.

Q: Will I owe any federal income tax as a result of the Liquidation?

A: The sale of the Apartment Complexes may generate both ordinary income and capital gain to the Limited Partners for United States federal income tax purposes. On the other hand, the Liquidation may free up passive activity losses which may allow Limited Partners to gain the benefit of suspended and unused passive activity losses. Tax matters are very complicated and your tax consequences may depend on your financial situation and whether you purchased your Units in the original offering or in the secondary market. Please consult your tax advisor to determine the exact tax consequences of the Liquidation to you. See “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS - Material Federal Income Tax Consequences” below.

Q: What if the Liquidation is not approved?

A: If the Liquidation is not approved by a majority in interest of the Limited Partners, then the Partnership will continue to operate as a legal entity with its assets and liabilities, as will the Local Limited Partnerships. The MGP would continue to sell individual Apartment Complexes or Local Limited Partnership Interests from time to time. Upon the sale of the last asset, the Partnership would be dissolved. Until the sale of the last asset, you would continue to get a Schedule K-1 for the Partnership, subject to the Partnership’s ability to pay for its preparation and distribution. The Partnership and the Local Limited Partnerships would continue to incur expenses. The average of annual Partnership expenses other than asset management fees for the past two years was approximately $80,000, and anticipated annual management fees are approximately $40,000, for a total of approximately $120,000. However, the Partnership has operated at a deficit for the last three fiscal years, and it had cash of only $17,000 as of December 31, 2013. Increases in Partnership cash during the past three years have resulted from sales activities. The Partnership expects its future cash flows and current assets to be insufficient to meet the Partnership’s foreseeable cash requirements. The MGP has agreed to continue providing advances sufficient to fund the cash requirements of the Partnership through February 28, 2015. The MGP is not required to do so, and if it does not for any period after February 28, 2015, the Partnership would have no apparent resources to cause to be prepared its periodic reports with the SEC or its tax information returns with the IRS. The decision of the MGP to continue to fund expenses will be made on a periodic basis, and no decision has been made for periods subsequent to February 28, 2015.

3

Q: How long do I have to consent?

A: You may submit your vote now using the Internet or the telephone. If you prefer, in the alternative please mark your vote, sign and return the Consent Card using the enclosed postage pre-paid envelope provided or fax it to Insurer Direct Corp at (202) 521-3464. In order for your Internet or telephone vote or Consent Card to be accepted, it must be received by 5:00 p.m., Pacific Time, on the earlier of the date on which the Limited Partners approve the Plan, or _______ __, 2014, unless extended by the MGP (the “Expiration Date”). See “VOTING RIGHTS AND PROCEDURES” below.

Q: Can I revoke my vote?

A: Yes. You may withdraw or revoke your vote at any time prior to 5:00 p.m., Pacific Time, on the Expiration Date. To be effective, a written or facsimile revocation or withdrawal of the vote must be received prior to the Expiration Date and addressed as follows: Investor Services, 17782 Sky Park Circle, Irvine, California 92614. A notice of revocation or withdrawal must specify the Limited Partner’s name and the number of Units being withdrawn. After the Expiration Date, all consents previously executed and delivered and not revoked will become irrevocable.

Q: Do Limited Partners have dissenters’ rights?

A: Under applicable state law, Limited Partners are not entitled to appraisal or other dissenter’s rights with respect to the value of the Units. There will not be any procedure by which a Limited Partner can seek an alternative valuation of his, her or its Units, regardless of whether the Limited Partner does or does not consent to the Liquidation.

SPECIAL FACTORS

The information contained in this Consent Solicitation Statement with respect to the Liquidation is qualified in its entirety by reference to the Plan of Liquidation and Dissolution and the Partnership LPA. A copy of the Plan of Liquidation and Dissolution is attached hereto as Annex D, and is incorporated by reference herein. A copy of the Partnership LPA may be requested from the Partnership, free of charge, upon written request to Investor Services, 17782 Sky Park Circle, Irvine, California 92614.

In conjunction with the distribution of this Consent Solicitation Statement, the following persons have filed a Rule 13e-3 Transaction Statement with the Securities and Exchange Commission (the “Filing Persons”):

●	the Partnership,

●	the MGP (sometimes referred to as “WNC” herein),

●	Investment Housing Opportunity Partners, LLC, which might purchase one or more Local Limited Partnership Interests or Properties, and/or be the general partner or managing member in such purchaser (the “Affiliated Purchaser”),

●	WNC Investment Partners, LLC, the manager of Investment Housing Opportunity Partners, LLC,

●	Wilfred N. Cooper, Jr., the President of WNC, and the manager and direct or indirect majority member of WNC Investment Partners, LLC.

4

Background and Purpose

The Partnership is a California limited partnership formed to acquire interests in the Local Limited Partnerships, each of which was to own and operate an Apartment Complex. Each Apartment Complex qualified for the low-income housing tax credit under Section 42 of the Code. Some Apartment Complexes also benefited from mortgage and/or rent subsidies or other forms of government assistance.

The Partnership offered Units in a public offering that concluded on or about July 9, 1998. Investors purchasing 25,000 Units contributed $24,918,000 to the Partnership. The Partnership holds interests in a total of seven Local Limited Partnerships, each of which owns one Apartment Complex. To date, the Partnership has disposed of its interests in five Local Limited Partnerships, and three Local Limited Partnerships have disposed of their Apartment Complexes and have liquidated or will liquidate the Partnership’s interest therein.

The principal investment objectives of the Partnership described in its Prospectus were to provide tax benefits in the form of:

●	A predictable stream of tax credits that Limited Partners could use to offset their federal income tax liabilities. The Partnership intended to invest in Local Limited Partnerships with a view to realizing tax credits sufficient to offset approximately $1,100 to $1,300 of federal income tax liabilities per Unit; and

●	Tax losses which certain investors could use to offset passive income.

And the following was included in the Risk Factors section of the Partnership’s prospectus:

“Limitations on Sales of Apartment Complexes. Any Apartment Complex receiving an allocation of Credit Authority must execute an Extended Low Income Housing Commitment with the state allocating the Credit Authority. The Extended Low Income Housing Commitment will require that the Low Income Units within the Apartment Complex be rented as low-income housing for the Low Income Use Period. Accordingly, on any sale of an Apartment Complex during the Low Income Use Period, the purchaser would have to agree to continue to the low-income use of the Apartment Complex, thereby reducing the potential market, and possibly the sales price, for the property. Furthermore, the sale of an Apartment Complex may be subject to other restrictions. See “Risks of Government-Subsidized Housing Projects” below in this section and “Investment Objectives and Policies.” Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Apartment Complex, or, if it does so, that any significant amount of Sale or Refinancing Proceeds will be distributed to the Unitholders. As a result, a material portion of the Low Income Housing Credits may represent a return of the money originally invested in the Series.”

The Partnership has strived to meet its objectives. Not including any other past benefits of holding Units, such as distributions of cash and use or accrual of passive activity losses, the first Limited Partners admitted to the Partnership have received low-income housing tax credits in an amount of approximately 109.35% of their original investments.

The 15-year federal tax credit compliance period has terminated for all but one of the Partnership’s Local Limited Partnerships. The compliance period for that one Apartment Complex will terminate on December 31, 2014. Based on (i) comments and questions from Limited Partners with respect to a liquidation of their Units, (ii) the lack of a public market for the Units, and (iii) the original objective of the Partnership respecting the holding period for its Local Limited Partnerships, the MGP believes that the Liquidation of the Partnership is desired by the Limited Partners. Accordingly, the MGP is proposing the Liquidation. The primary purpose of the Liquidation is to provide Limited Partners an opportunity to liquidate their investments in the Partnership. Intended consequences of the Liquidation are the pursuit of the Limited Partners’ interests described below under “Reasons.” Potential consequences include the betterment of the business of the Filing Persons, if any such affiliates pursue acquisition of Local Limited Partnership Interests and/or ownership of, management of, sale of, and/or a rehabilitation and resyndication of any Apartment Complexes.

5

Alternatives

The Partnership has engaged in some sale transactions. Each sale was either a sale of the Partnership’s interest in the Local Limited Partnership, or a sale by the Local Limited Partnership of its apartment complex. One or the other of these alternatives is the only practical means available to the Partnership to dispose of its investments and liquidate. The MGP has been in the market seeking buyers on behalf of certain other investment funds syndicated by the MGP for their respective assets. The Partnership has completed eight sales transactions as follows: one Apartment Complex was sold after operational difficulties (to a third party), interests in three Local Limited Partnerships were sold after operational difficulties (two to the respective Local General Partners and one to a third party), two Apartment Complexes were sold through bankruptcy actions to third parties, and two Local Limited Partnership Interests were sold to the Local General Partner thereof. These latter two Local Limited Partnerships had not encountered operational difficulties. Each of these sales was made after the end of the applicable 10-year credit period; two sales were made after the end of the applicable 15-year LIHTC compliance period and the other sales occurred prior to the end of the applicable 15-year LIHTC compliance period. None of these sales were to affiliates of the MGP. See “SPECIAL FACTORS” below for information regarding all the sales.

The MGP and its affiliates have been seeking buyers on behalf of the Partnership for its assets and on behalf of certain other investment funds syndicated by WNC or its affiliates for their respective assets. The pool of potential buyers of existing low income housing properties is very limited. Low income housing properties are subject to extended low income housing commitments, which are recorded against title, and are enforceable by the state and by the tenants. Often, low income housing is financed with a combination of “hard” (amortized) debt and “soft” (payable only from cash flow) debt. The latter will typically entail an additional regulatory agreement with the lender or the state addressing operating requirements and restrictions for the property. The lender under either type of loan may require the owner to maintain an operating reserve and a replacement reserve. Moreover, each Apartment Complex is subject to an Extended Low Income Housing Commitment, for the respective terms identified below under “Reasons.” The Extended Low Income Housing Commitment for an Apartment Complex is between the owning Local Limited Partnership and the applicable state agency. Under the Extended Low Income Housing Commitment and applicable state agency procedures, the transfer of an Apartment Complex generally is subject to the approval of the state agency, and the transfer of a Local Limited Partnership Interest may be as well. These circumstances limit the pool of potential buyers.

In seeking to provide the Partnership with an exit strategy from its investments, the Filing Persons have determined that the pool of potential buyers would consist of buyers seeking to hold the Local Limited Partnership Interests or the Apartment Complexes for any tax losses they might generate or buyers with the ability to rehabilitate an Apartment Complex so as to generate a new 10-year allocation of tax credits. This rehabilitation would require financing from various sources, including equity from the sale of new tax credits allocated to the Apartment Complex as a consequence of the rehabilitation. However, any such rehabilitation must be performed in accordance with the requirements of the Internal Revenue Code, and the requirements of the local housing agency and state agency. Prior to commencing any such rehabilitation, the developer would have to either (i) apply to the state agency for a reservation of tax credits under Internal Revenue Code Section 42; or (ii) apply for state private activity bonds subject to the requirements and volume cap of Internal Revenue Code Section 146 and state law. Either alternative requires the developer, among many other things, to establish that sufficient financing is available to acquire the real property, rehabilitate the Apartment Complex, and cover operating deficits. Accordingly, WNC determined that any buyer would need to possess certain characteristics to establish an ability to complete the rehabilitation, including, among others: (i) a familiarity with the jurisdiction in which the Apartment Complex is located; (ii) a good working relationship with such jurisdiction and its housing agency; (iii) a good working relationship with the state agency; (iv) a good working relationship with the existing lender; (v) a good working relationship with the lenders willing to provide construction and permanent financing for low income housing; (vi) a good working relationship with a non-profit agency the mission of which is to assist in the development and operation of low income housing; involvement of a non-profit agency provides real estate tax abatements which are often critical to the operational success of a low-income housing property; (vii) a good working relationship with contractors and other trade persons in the jurisdiction; and (viii) an established ability to syndicate the resulting tax credits, which requires a syndicator with an investment track record and relationships with investors in low income housing tax credit investment funds. The Partnership does not have the ability to engage in this rehabilitation itself, because it has been structured to hold its investments for a single cycle of acquisition, generation of credits and disposition. The Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership cannot make capital improvements or otherwise invest to continue its ownership of the Local Limited Partnerships to generate any additional economic benefit from future tax credits.

6

In furtherance of an exit strategy for the Partnership, the MGP has inquired of the respective Local General Partners whether they have an interest in purchasing the relevant Local Limited Partnership Interest and/or the Apartment Complex. No response has been received from the Local General Partner of Apartment Housing of Theodore, LTD. The Local General Partners of Bradley Villas Limited Partnership and of Spring Valley Terrace Apartments, LLC have communicated that they have no interest in purchasing. The Local General Partner of Hughes Villas, L.P. has expressed an interest in purchasing, and the Local General Partner of Mark Twain Senior Community Limited Partnership has listed the Apartment Complex for sale. The Local General Partner of Mansur Wood Living Center LP and the MGP are discussing the listing of that Apartment Complex. Shelter Resource Corporation, an affiliate of the MGP, became the substitute Local General Partner of Hillcrest Heights, L.P. and has listed that Apartment Complex for sale and is negotiating a contract for the sale with a third party that is not an affiliate of the Filing Persons. As indicated below, the appraisals of the Apartment Complexes of Mark Twain Senior Community and Hillcrest Heights, L.P. are the only two of the current appraisals that provide an appraised value in excess of mortgage and other Local Limited Partnership obligations.

Reasons

Before recommending the Liquidation, the Filing Persons considered the benefits and risks associated with continuing the business of the Partnership. The Filing Persons recommend the Liquidation for the following reasons:

●	The Liquidation may allow Limited Partners to use their unused passive losses to offset the gain from the sale.

●	The Liquidation will eliminate the need for Limited Partners to include on their individual tax returns Schedule K-1 activity with respect to the Partnership. Many Limited Partners find the Schedule K-1 required from their investment in the Partnership complicated to report on their own tax returns. That may require individuals to incur tax return preparation costs they would not otherwise have to incur.

●	The Apartment Complexes no longer produce tax credits, which was a principal benefit of investing in the Local Limited Partnerships.

●	It is now possible to sell the Apartment Complexes or the Local Limited Partnership Interests without a recapture of prior tax credits.

●	The appraised value of each Apartment Complex as set forth in the most recent appraisal report or update thereof is described below. Only two Apartment Complexes were appraised at values exceeding the obligations of the owning Local Limited Partnership. Even if these two Apartment Complexes could be sold at their appraised values, the aggregate net proceeds to the Partnership by the two Local Limited Partnerships would be substantially less than the obligations of the Partnership, including costs and expenses incurred and to be incurred in connection with the Liquidation.

●	The Partnership has insufficient cash to pay its obligations, and is dependent on the willingness of the MGP to continue funding the payment of expenses.

The Partnership was intended only to hold its investments for a single cycle of acquisition, generation of credits and disposition, and the Partnership LPA does not permit the Partnership to raise additional equity capital or to make new capital investments. Accordingly, the Partnership cannot make capital improvements or otherwise invest to continue its ownership of the Local Limited Partnerships to generate any additional economic benefit from future tax credits.

●	Some of the mortgage loans can only be prepaid with consent of the lender, and on payment of a premium.

●	The Apartment Complexes are aging and the need for capital improvements and upgrades exists or may arise.

●	Maintenance and administrative expenses associated with aging Apartment Complexes may increase.

The Partnership’s objective was to derive low income housing tax credits from its investment in the Local Limited Partnership Interests, and no further credits can be earned without the infusion of substantial capital for rehabilitation of the Apartment Complexes in accordance with the requirements of the federal low income housing tax credit program. The Partnership does not have the necessary capital. The income tax liability from a sale of the Local Limited Partnership Interests should be offset for an individual Limited Partner to the extent that the Limited Partner has unused passive losses attributable to the Local Limited Partnership Interests or other sources.

7

In recommending approval of the Plan, the Filing Persons believe it is important to note that the only realistic use of the Apartment Complexes is as low income housing, based primarily on location, original design as low income housing with very basic amenities, and the restrictions of the Extended Low Income Housing Commitments. Each Apartment Complex is subject to an Extended Low Income Housing Commitment, which effectively requires that the Apartment Complex be operated as low-income housing for a period as set forth in the chart that follows:

Apartment Complex	Extended Low Income Housing Commitment terminates:
Harbor Run	Not available
Bradley Villas Apts.	2027
Hillcrest Apartments	2026
Hughes Villas Apts.	2025
Mansur Wood Living Center	2029
Mark Twain Senior Community	2052
Spring Valley Terrace	2028

The Filing Persons have structured the proposed purchase as described herein given a possible intended use of certain of the Local Limited Partnership Interests and/or Apartment Complexes by an Affiliated Purchaser and, perhaps, the MGP. The current Local General Partners of six of the seven remaining Local Limited Partnerships are not affiliates of the Filing Persons. As discussed in greater detail above, the Filing Persons have contacted each of the non-affiliated Local General Partners to determine if they have any interest in purchasing the Partnership’s interest in the relevant Local Limited Partnership or the Local Limited Partnership’s Apartment Complex, and if they have the ability to do so in the near term. In such a case, it is anticipated that the Local Limited Partnership Interest would be sold to the non-affiliated Local General Partner. In some instances, this might entail a sale of the Apartment Complex rather than the Local Limited Partnership Interest, although this is not currently anticipated. Two of the Apartment Complexes have been listed for sale, and one may soon be listed for sale. To the extent that any Local Limited Partnership Interests (or the underlying Apartment Complexes) are not under contract to be sold within three months of the approval of the Plan by a majority in interest of the Limited Partners, and perhaps sooner, it is expected that the Local Limited Partnership Interests or Apartment Complexes would be sold to the Affiliated Purchaser. Generally, Local Limited Partnership Interests would be sorted into two groups: one consisting of Local Limited Partnerships that are not expected to generate losses over the next one to three years, and/or owning Apartment Complexes that might be developed by the purchasing entity or an affiliate thereof, and the other group consisting of Local Limited Partnerships that are expected to generate losses over a holding period of approximately two to five years. If any of the Local Limited Partnership Interests are classified into the first group and purchased by an Affiliated Purchaser, such purchaser might investigate and research the financial feasibility of rehabilitating the Apartment Complex in compliance with the requirements of Section 42 of the Internal Revenue Code. Section 42 is intricate and complex. No determination has been made to date by the preservation committee of the MGP to acquire any specific Apartment Complex for purposes of rehabilitation and/or resyndication. Accordingly, such committee has not approved preliminary commencement of any investigation or research, no third parties have been engaged as yet, and no scope of work has been developed.

A typical rehabilitation of a low-income housing development will occur through a number of steps, starting with the formation of a new limited partner or limited liability company. The new entity will purchase a property that has completed its 10-year credit period and, generally, its 15-year LIHTC compliance period. In order to be able to claim tax credits, the purchaser must expend at least $6,000 per residential unit in rehabilitation expenses. The purchaser must also either (i) apply to the tax credit allocation agency of the state in which the property is located for a reservation of tax credits; or (ii) apply for state private activity bonds subject to the requirements and volume cap of Internal Revenue Code Section 146 and state law. Whether an Affiliated Purchaser would pursue either alternative is yet to be determined, but if it does pursue rehabilitation under Code Section 42, such purchaser believes it more likely that it would pursue the second alternative. This requires approval of the proposed rehabilitation by a city, county or local agency hosting the proposed project, and thereafter approval of the issuance of the private activity bonds by the appropriate state agency. If issuance of the bonds is approved by the state agency, the award of tax credits occurs automatically. In order to actually claim the tax credits, the property must be rehabilitated in accordance with the requirements of Code Section 42, and the demands of the investing community. The demands of the investing community must be satisfied as the capital provided by the sale of the tax credits constitutes a principal additional source of permanent funding for the costs of rehabilitation. Rehabilitation of any Apartment Complex might be accomplished by Community Preservation Partners, LLC, a California limited liability company, an affiliate of the MGP.

8

The Partnership cannot undertake the rehabilitation of any Apartment Complex. The Partnership is a finite life entity. In connection with the public offering of Units, the Partnership’s prospectus stated as follows: “The Fund Manager will try to liquidate each Series’ investments after the fifteenth year of the Series’ term, but when the liquidation will take place (and for how much) is impossible to predict.” The Partnership was formed to provide low income housing tax credits over a period of 10 to 12 years. The Partnership LPA required the Partnership to invest its capital available for investment within the later of (i) 24 months after the offering commencement date, or (ii) 12 months after termination of the offering. The Partnership was intended to acquire interests in entities owning low income housing properties, hold them for the production of low income housing tax credits, and then sell all assets and liquidate when the credits were realized and substantially all compliance periods assuring avoidance of credit recapture were completed. The Partnership was not formed to raise capital after the fifteenth year for the purpose of rehabilitating properties, or any other purpose.

As a consequence of the structure of the Plan, if it is approved by a majority-in-interest of the Limited Partners, the Limited Partners have some assurance that the Partnership will be terminated during calendar year 2014. The tax year of the Partnership is the calendar year.

Effects

The economic effects of the sale and Liquidation are discussed below under “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS.” In addition, as discussed elsewhere herein, if the Plan were approved and consummated the Partnership would be dissolved, its affairs wound up, and its Certificate of Limited Partnership cancelled. In connection with such Liquidation, the registration of the Units would be terminated under the Securities Exchange Act of 1934. The estimated costs savings to the Partnership on an annual basis from a Liquidation would be $120,000.

As described elsewhere herein, the MGP is WNC. No Affiliated Purchaser has any interest in the MGP. If an Affiliated Purchaser were to purchase a Local Limited Partnership Interest, the interest of the purchaser in such Local Limited Partnership would increase from zero to that currently held by the Partnership, which is an interest in income and loss as set forth in the following table. The interest of the purchaser in the net book value of such Local Limited Partnership carried on the books of the purchaser would increase from zero to the purchase price paid by the purchaser. Wilfred Cooper, Jr. is the manager of WNC Investment Partners, LLC and owns a majority interest therein.

Local Limited Partnership	Interest of Partnership in Income and Losses	2011 Allocation of Income or Losses	2012 Allocation of Income or Losses

Apartment Housing of Theodore, LTD*	98.99%	$(56,516)	$(69,115)
Bradley Villas Limited Partnership	99%	$(36,589)	$(52,519)
Hillcrest Heights, L.P.	99.99%	$(1,427)	$25,878
Hughes Villas, L.P.	99%	$(18,187)	$(29,054)
Mansur Wood Living Center LP*	98.99%	$(399,694)	$(386,177)
Mark Twain Senior Community Limited Partnership, A California Limited Partnership*	98.90%	$(79,175)	$(19,148)
Spring Valley Terrace Apartments, LLC*	99.98%	$(41,914)	$(41,428)

9

*Excludes, respectively, a .01% interest, .01% interest, .10% interest and .01% interest, held by WNC Housing, L.P. as the special limited partner, which would be transferred together with the interest of the Partnership.

Appraisals and Reports

The Partnership has obtained appraisals of each Apartment Complex. In some cases, updates of value have been received for the Apartment Complexes that were appraised. The most-recent appraisal for each Apartment Complex and, if requisitioned by the MGP, any update thereof, are included in the chart that follows:

Local Limited Partnership	Apartment Complex	Type and Date of Valuation	Valuation (subject to restricted rents)	Approximate Mortgage Debt at 12.31.13*	Person Performing Evaluation
Apartment Housing of Theodore, LTD	Harbor Run	1. Appraisal - 10.15.13	1. $425,000	$981,000	1. Gill Group
Bradley Villas Limited Partnership	Bradley Villas Apts.	1. Appraisal - 10.12.12 2. Update of Value - 10.15.13	1. $75,000 2. $98,000	$549,000	1. Gill Group 2. Gill Group
Hillcrest Heights, L.P.	Hillcrest Apartments	1. Appraisal - 10.16.12 2. Update of Value - 10.15.13	1. $970,000 2. $830,000	$387,000	1. Novogradac & Company LLP 2. Gill Group
Hughes Villas, L.P.	Hughes Villas Apts.	1. Appraisal - 10.19.12 2. Update of Value - 10.15.13	1. $560,000 2. $600,000	$710,000	1. Gill Group 2. Gill Group
Mansur Wood Living Center LP	Mansur Wood Living Center	1. Appraisal - 10.17.13	1. $2,750,000	$2,964,000	1. Gill Group
Mark Twain Senior Community Limited Partnership, A California Limited Partnership	Mark Twain Senior Community	1. Appraisal - 10.17.13	1. $1,800,000	$1,429,000	1. Gill Group
Spring Valley Terrace Apartments, LLC	Spring Valley Terrace	1. Appraisal - 11.5.12 2. Update of Value - 10.16.13	1. $400,000 2. $215,000	$691,000	1. Novogradac & Company LLP 2. Gill Group

*Does not include any Local Limited Partnership obligations other than unpaid mortgage debt and accrued interest balances. In some cases, these other obligations are substantial.

The earlier Gill Group appraisals (Bradley Villas Apts. and Hughes Villas Apts.) utilized the following techniques to determine a valuation: the cost approach, the income approach and the sales comparison approach. The cost approach considers the current cost of replacing a property, less depreciation from three sources: physical deterioration, functional obsolescence and external obsolescence. A summation of the market value of the land, assumed vacant and the depreciated replacement cost of the improvements provides an indication of the total value of the property. The income approach is based on an estimate of the subject property’s possible net income. The net income is capitalized to arrive at an indication of value from the standpoint of an investment. This method measures the present worth and anticipated future benefits (net income) derived from the property. The sales comparison approach produces an estimate of value by comparing the subject property to sales and/or listings of similar properties in the same or competing areas. This technique is used to indicate the value established by informed buyers and sellers in the market.

10

The more recent Gill Group appraisals (Harbor Run, Mansur Wood Living Center and Mark Twain Senior Community) utilized the cost approach and the income approach. Each of the Gill Group updates of value utilized the income approach.

Each of the Novogradac & Company LLP appraisals states that the income and the sales comparison approaches to value were utilized. The cost approach was not applicable because Novogradac did not believe the approach would yield a reliable indication of value for the subject property based on the age and condition of the subject. The financial infeasibility of the subject was an additional factor for eliminating this approach. Moreover, apartment purchasers in the local market do not typically use cost principles in pricing properties.

The Gill Group appraisals and updates were prepared by Samuel Todd Gill, or Chad Bon Gill. Samuel Todd Gill has been completing appraisals and market studies for more than 30 years. According to the appraisal, he has extensive multifamily experience specializing in work for the Department of Housing and Urban Development as well as lenders and developers in the Low-Income Housing Tax Credit programs. His accreditations include (i) General Accredited Appraiser (National Association of Realtors), and (ii) State Certified General Real Estate Appraiser (25 states). Chad Bon Gill has been completing appraisals and market studies since 2001. According to the appraisals, he has extensive multifamily and commercial experience specializing in work for the Department of Housing and Urban Development as well as some of the largest lenders of the world’s financial institutions. Also, he has many years of experience working with developers and lender’s through the Low-Income Housing Tax Credit program. His accreditations include State Certified General Real Estate Appraiser (Arkansas, Massachusetts, Michigan and Missouri). He regularly receives temporary licensing with Alaska, California, Florida, New Jersey, Washington and Wisconsin. Gill Group was instructed to appraise each Apartment Complex as is, subject to any existing restrictions. No limitations were imposed by the Partnership on the appraiser’s investigation.

The Novogradac appraisals were prepared by Brad E. Weinberg, John D. Cole and/or H. Blair Kincer. These appraisals identify Mr. Weinberg’s education as follows: University of Maryland, Masters of Science in Accounting & Financial Management, and University of Maryland, Bachelors of Arts in Community Planning. His Licensing and Professional Affiliations include MAI Member, Appraisal Institute, Certified Investment Member (CCIM), Commercial Investment Real Estate Institute Member, Urban Land Institute Member, National Council of Affordable Housing Market Analysts (NCAHMA) and Certified General Real Estate Appraiser in Washington, D.C. and a number of states. These appraisals identify Mr. Cole’s education as follows: University of Texas-Austin, Texas (1999) Master of Business Administration-Finance Concentration, Real Estate Specialization, and California Polytechnic State University-San Luis Obispo, California (1992) Bachelor of Science in Civil/Environmental Engineering. His Licensing and Professional Affiliations include Associate Member of the Appraisal Institute (and Certified General Real Estate Appraiser in a number of states. These appraisals identify Mr. Kincer’s education as follows: Duquesne University, Pittsburgh, Pennsylvania Masters in Business Administration and West Virginia University, Morgantown, West Virginia Bachelor of Science in Business Administration. His Licensing and Professional Affiliations include Member of the Appraisal Institute (MAI) Member, The Counselors of Real Estate (CRE) Member, National Council of Affordable Housing Market Analysts (NCAHMA), Past Member Frostburg Housing Authority and Certified General Real Estate Appraiser in a number of states. Novogradac & Company LLP was instructed to appraise each Apartment Complex as is, subject to any existing restrictions. No limitations were imposed by the Partnership on the appraiser’s investigation.

Each appraiser selected the income approach as the approach to be afforded the most weight in determining appraised value. From the appraisers, the Filing Persons understand that this approach is considered to provide the best indication of value for the subjects, and is used almost universally for low income housing properties. According to the appraisers, the U.S.D.A. - Rural Development handbook states that the income approach should be the one given the most weight. U.S.D.A. - Rural Development provides federal loans and other subsidies to low income properties. The appraisers are of the view that for any kind of affordable multifamily or other complicated property type, it is very important to understand how the property operates and how its operation compares to other similar properties in and around the market. The information on historic income, expenses, etc., is readily available, and gives a good starting point for understanding the basis of value. In the view of the appraisers, the income approach is the best because there are several layers of information available whereas the sales comparison and cost approaches may have little or none.

11

The appraisals and updates listed above will be made available for inspection and copying at the principal executive offices of the Partnership during its regular business hours by any Limited Partner or representative of a Limited Partner who has been so designated in writing. Copies will be transmitted by the Partnership to any Limited Partner or representative of a Limited Partner who has been so designated in writing upon written request and at the expense of the requesting Limited Partner.

Other than with respect to the rendering of the appraisals, updates of value and/or opinions of value reports during the past two years there has been no material relationship between Gill Group and the Partnership or its affiliates, including the Filing Persons. In addition to rendering appraisals, updates of value and/or opinions of value reports, Novogradac & Company LLP has assisted the MGP and its affiliates in developing analyses of low income housing tax credit and new markets tax credit properties and investment funds. Gill Group received a total of approximately $21,000 from the Partnership during the period from November 1, 2011 to October 31, 2013, and Novogradac & Company LLP received a total of approximately $17,000 from the Partnership during that period During that period, Gill Group received a total of approximately $318,000 from the MGP and its affiliates, and Novogradac & Company LLP received a total of approximately $251,000 from the MGP and its affiliates. Gill Group and Novogradac & Company LLP were selected by the Partnership based on the MGP’s belief as to their expertise in appraising low-income housing properties. The MGP’s belief is based on past experience with Gill Group and Novogradac & Company LLP, which have rendered appraisals of properties invested in by the Partnership and other investment funds syndicated by the MGP, on their knowledge of the low-income housing industry, and on recommendations from others in the low-income housing industry. In some cases, cost was a factor in determining the identity of the appraiser.

Fairness

The Filing Persons have consented to the Plan, subject to the considerations discussed below under “CONTINGENCIES.” In doing so, the Filing Persons were faced with conflicts of interest. A Filing Person might purchase any Local Limited Partnership Interest or Apartment Complex with the anticipation of making a profit therefrom.

The Filing Persons believe that the Limited Partners are interested in a means of liquidating their investment in the Partnership. However, the Liquidation has not been initiated by the Limited Partners. The Liquidation has been initiated by the MGP. The steps that have been and are being taken to provide the Limited Partners with procedural safeguards are: (i) the submission of the Plan to the Limited Partners (all of whom are unaffiliated with the Filing Persons) for their approval; (ii) the approval of the Plan by the disposition committee of WNC; and (iii) the commissioning of an independent appraisal of each Apartment Complex and an update thereof as appropriate. The factors are listed in descending order of importance, i.e., the first factor listed was given the most weight in the determination that the proposed transaction is procedurally fair, although, as a practical matter, this process is an approximation of the weight given to each factor because each factor is relevant and the Filing Persons were not able to weigh the relative importance of each factor precisely. The Filing Persons believe that the steps taken and to be taken constitute sufficient procedural safeguards for the Limited Partners’ interests and that the proposed transaction is procedurally fair. The MGP is a privately owned entity and it does not have independent members on its board of directors or committees thereof. See “MANAGEMENT” below. Although there are no such independent members, the disposition committee has established processes and procedures that must be pursued. Because the receipt of an appraisal is only one component of the processes and procedures, the Filing Persons have ordered committee action before the appraisal, although, as indicated above, this process is an approximation of the weight given to each factor and the Filing Persons were not able to weigh the relative importance of each factor precisely. Generally, the disposition team reviews properties of all investment funds annually, and the investment funds themselves, to determine which properties are appropriate for disposition and which funds are appropriate for liquidation, based on the stage of each property vis-à-vis its 10-year credit period and 15-year compliance period. Once properties and funds are prioritized purchasers are solicited and solicited and unsolicited bids are reviewed. An appraisal or opinion of value is requisitioned, and the value is run through the provisions of the limited partnership agreement or operating agreement of the entity owning the property to determine what, if any payments and distributions would be made to the WNC investment fund. Each such agreement includes detailed provisions identifying the manner in which sale proceeds are used by the property-owning entity to pay its debts and obligations, and to the extent there are funds thereafter remaining, make distributions to its partners or members. In turn, the aggregate amount that would be paid to the WNC investment fund, either as distributions or repayment of advances previously made by the WNC investment fund to the property-owning entity, is run through the provisions of the WNC fund’s limited partnership agreement. This determines what, if any obligations would be repaid to WNC and its affiliates, and what, if any distributions would be made to the Limited Partners. Accordingly, with regard to the Local Limited Partnerships, the disposition team requested an appraisal and also determined the price at which an Apartment Complex would have to be sold to generate any cash for distributions to the Limited Partners. The disposition team then made a recommendation for the consideration of the disposition committee. The Filing Persons are of the opinion that this process is as fair as it would have been had there been independent members on the deposition committee.

12

Approval of the Plan is not specifically structured so as to require approval of a majority of unaffiliated Limited Partners. However, as a practical matter, such approval will be required inasmuch as none of the Limited Partners are affiliated with the Filing Persons. No unaffiliated representative has been engaged to act on behalf of unaffiliated Limited Partners in negotiating the terms of the Plan and/or in preparing a report concerning the fairness of the transaction.

Further, the Filing Persons believe that the proposed transaction represented by the Plan is substantively fair to the Limited Partners. The Filing Persons have considered a number of material factors in connection with developing such beliefs. The factors are listed below in descending order of importance, i.e., the first factor listed was given the most weight in the determination that the proposed transaction is substantively fair, although, as a practical matter, this process is an approximation of the weight given to each factor because each factor is relevant and the Filing Persons were not able to weigh the relative importance of each factor precisely. The Filing Persons believe that the consideration offered to the Limited Partners under the Proposal constitutes fair value in relation to the following factors:

(i) current and historical purchase prices for properties developed and operated as low-income housing. Substantially all of such properties (or interests therein) sold in the last two years of which the Filing Persons are aware have been sold for purchase prices based on appraised values, where appraised values exceed aggregate indebtedness. In cases where the appraised values are less than the aggregate indebtedness, the sales prices have been for amounts intended, at best, to cover closing costs;

(ii) given the indebtedness of the Partnership to the MGP of approximately $1,874,000 (determined as of December 31, 2013, and including amounts previously written off), and the estimated costs of selling the Local Limited Partnership Interests and of the Liquidation in the aggregate amount of $110,000, the Partnership’s Local Limited Partnership Interests would have to be sold for at least $1,984,000 in order for the Limited Partners to receive any distributions from the sales. Based on the appraised values of the Apartment Complexes and its understanding of the market, the MGP believes that these amounts could not be realized at any time in the foreseeable future, if ever. Accordingly, although any sale price of a Local Limited Partnership Interest or any Apartment Complex is expected to be less than the appraised value of the Apartment Complex, the Filing Persons believe that any such sale price is fair inasmuch as sales at the aggregate appraised values would not be sufficient to retire the debt of the Local Limited Partnerships and the Partnership; (For a description of the calculations performed to determine these sale prices, see “ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS” below.)

(iii) the Limited Partners are not expected to recognize forgiveness of debt income;

(iv) the Units are and since issuance have been illiquid and the net book value of the Units currently is, and for many years has been, negative;

(v) the net book value of the Local Limited Partnership Interests as of December 31, 2013 is zero;

(vi) the Local Limited Partnership Interests are the Partnership’s only non-cash assets. Accordingly, the Filing Persons are of the view that the Partnership has no liquidation value separate and apart from its cash and the Local Limited Partnership Interests;

13

(vii) the Local Limited Partnership Interests are the Partnership’s only non-cash assets. Accordingly, the Filing Persons are of the view that the Partnership has no going concern value separate and apart from its cash and the Local Limited Partnership Interests; and

(viii) each purchase price will be paid entirely in cash.

Against the proposed transaction are the fact of one or more related-party transactions, the decision not to widely solicit bids from independent third parties for the Apartment Complexes or the Local Limited Partnership Interests, and the possibility that the continued ownership of one or more of the Local Limited Partnership Interests could be more economically beneficial than a sale at this time. The Filing Persons believe the factors listed above in favor of the transaction outweigh these negative considerations. The Filing Persons are of the opinion that this would only be the case if there were to be a substantial increase in the value of one or more Apartment Complexes, and if the increase were sufficient to offset the operating costs from the date hereof until the date of a sale of the Apartment Complexes or Local Limited Partnership Interests, such that the sales would be at an amount that would result in distributions to the Limited Partners in an amount greater than that anticipated under the Liquidation. The decision not to widely solicit bids is based on the view of the Filings Persons that the pool of potential buyers is very limited. This limitation is discussed in greater detail above under “Alternatives.” The Filing Persons are of the opinion that the factors listed above in favor of the transaction outweigh these negative considerations.

Generally, based on time value of money considerations, Limited Partners who have already used passive losses from the Partnership may have a better overall result from the Partnership than Limited Partners who have not used their passive losses. Limited Partners who have used their passive losses would have reduced their tax liability at the time of use, whereas Limited Partners who have not used passive losses would only be reducing their tax liability on sale or Liquidation. Similarly, Limited Partners purchasing Units from a person other than the Partnership may have less passive losses to use at this time; however, under time value of money considerations they would have already received a benefit from the reduced purchase price of their Units. There is no established secondary market for the Units, and to the best of the Filing Persons knowledge any Units purchased from a person other than the Partnership would have been purchased at a steep discount from the offering price.

Following is chart showing the sales of Partnership assets to date.

Local Limited Partnership	Date of Sale	Type of Sale	Purchase Price		Net Distribution to the Partnership (1)	Local General Partner	Purchaser
Concord Apartment Partners, L.P.	5/28/2009	Apartment Complex	$400,000		$11,000	New Communities, LLC (2)	JJWIN, LLC (2)
Murfreesboro Villas Limited Partnership	11/16/2009	Local Limited Partnership Interest	$1		$1	Murfreesboro Industrial Development Corporation (2)	Phil A. Terrell (2)
Chillicothe Plaza Apts., L.P.	12/31/2010	Local Limited Partnership Interest	$20,000		$20,000	MBL Development Co.(2)	JLL Investments, LLC (2)
Enhance Limited Partnership	2/28/2011	Local Limited Partnership Interest	$25,000		$25,000	Metro City Redevelopment Coalition, Inc.(2)	Metro City Management, Incorporated (2)
Austin Gateway, Ltd.	8/31/2012	Local Limited Partnership Interest	$0		$0	Gary L. Kersch (2)	Doublekaye Corp. (2)
El Reno Housing Associates Limited Partnership	8/31/2012	Local Limited Partnership Interest / Local General Partner Interest	$31,000		$31,000	WNC Oklahoma, L.L.C.	AHDF-Ashton on the Green L/P, L.L.C. (2)
United Development Co., L.P. - 97.1	10/9/13	Apartment Complex	$880,000	(3)	$0	Harold E. Buehler, Sr. and Jo Ellen Buehler (2)(4)	Urban Properties Management, LLC (2)
United Development Co., L.P. - 97.2	10/9/13	Apartment Complex	$440,000	(3)	$0	Harold E. Buehler, Sr. and Jo Ellen Buehler (2)(4)	Urban Properties Management, LLC (2)

(1)	The sale of an apartment complex was made by the Local Limited Partnership and the proceeds therefrom were first used to pay debts and obligations of the Local Limited Partnership, including mortgages and obligations to the Local General Partners and the Partnership, to the extent of such proceeds. The balance was then distributed to the Partnership, as the limited partner of the Local Limited Partnership, and the Local General Partner in accordance with the terms of the Local Limited Partnership partnership agreement. “Net Distribution to the Partnership” does not include a repayment of advances or distributions from reserves.

(2)	None of these entities are affiliates of the MGP.

(3)	Four properties owned by three investment funds were sold with the approval of the bankruptcy court for an aggregate purchase price less than the aggregate mortgages and other obligations. The stated purchase price results from an accounting allocation by the MGP based on the number of residential units in each Apartment Complex.

(4)	Following the death of Harold Buehler, and as a means to filing a petition in bankruptcy, Jo Ellen Buehler was removed as Local General Partner and replaced by WNC Housing, L.P.

ANTICIPATED DISTRIBUTIONS AND ALLOCATIONS

Liquidation and Dissolution

If the Liquidation is approved by a majority in interest of the Limited Partners, the MGP will seek to sell the Partnership’s Local Limited Partnership Interests or to cause the Local General Partners to sell the Apartment Complexes. In the view of the MGP, at present the value of five of the seven Apartment Complexes (and in turn, the value of each Local Limited Partnership Interest) does not exceed the outstanding debt of the Local Limited Partnership owning the Apartment Complex. A sale of the other two Apartment Complexes at their respective appraised values would not provide cash proceeds to the Partnership in an amount sufficient to pay all of the Partnership’s debts and obligations. The Partnership currently has insufficient working capital to fund its operations. The MGP has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through February 28, 2015.

Pursuant to the Plan of Liquidation and Dissolution, prior to completing the Liquidation, the Partnership must file all tax returns with federal, state and local tax authorities, and must file all reports with the Securities and Exchange Commission and provide or make available such reports to Limited Partners in accordance with the Partnership LPA. Pending the sale of the Apartment Complexes or Local Limited Partnership Interests, the Local Limited Partnerships will continue to lease units in the Apartment Complexes and the Partnership will continue to operate.

The MGP expects the sale of the Partnership’s assets could be completed during 2014. Liquidation, however, can be a complex process which may depend on a number of factors, and some of these factors are beyond the MGP’s control. For example, the Partnership may be pursuing claims against others or defending litigation, or there may be other contingencies to which the Partnership may become subject during the Liquidation. Consequently, the Liquidation may take longer than expected.

14

Interests of Certain Persons in the Liquidation

You should be aware that the MGP, although it is required to perform in a manner consistent with its fiduciary duties to the Partnership and the Limited Partners, would have interests in the Liquidation that may differ from those of the Limited Partners. Such interests include the following:

● Any accrued but unpaid asset management fees and any loans advanced to the Partnership by the MGP will be paid prior to any distributions to the Limited Partners.

● The Liquidation of the Partnership will eliminate any potential liability of the MGP for liabilities of the Partnership and, perhaps, actions taken by the MGP as a fiduciary.

● An affiliate of the MGP may be or may become the Local General Partner of a Local Limited Partnership and as such might be entitled to repayment of debts and accrued fees, a sales preparation fee and/or a percentage of the net sales proceeds, and a sale would eliminate any potential liability of the Local General Partner for liabilities of the Local Limited Partnership and, perhaps, actions taken by the Local General Partner as a fiduciary.

● The MGP may have ongoing business relationships with potential purchasers of the Partnership’s assets, including but not limited to an affiliate of the MGP participating as the purchaser, developer and/or property manager.

Liquidation Expenses

The Partnership will pay for the expenses of the solicitation and, if approved by Limited Partners, the Liquidation.

Expenses of the solicitation include but are not limited to the costs of mailing and printing this Consent Solicitation Statement, any supplements to it or other documents related to the Liquidation, telephone calls, legal, appraisals and other valuation, and accounting fees. The Partnership will pay these expenses whether or not the Liquidation is consummated.

Liquidation expenses include filing fees, legal and accounting fees not included as solicitation expenses, travel expenses and all other fees related to the Liquidation. Partnership-level liquidation expenses include tax filing expenses and other expenses upon dissolution of the Partnership. Local Limited Partnership-level liquidation expenses include the legal fees and other costs associated with the sale of each Apartment Complex or Local Limited Partnership Interest.

Estimated Results of Liquidation

Liabilities. The Local Limited Partnerships have certain liabilities that would have to be satisfied from sales proceeds of an Apartment Complex before any distributions would be available to the Partnership. These may consist of the mortgage balances, loans to the Local General Partners and other affiliates, and payments on other indebtedness. Furthermore, because the Partnership owns less than 100% of the economic interest of the Local Limited Partnerships, the distributable proceeds of the sale of the Apartment Complexes would be divided among the Partnership, the Local General Partners, and other limited partners, if any, of the Local Limited Partnerships.

Restrictions. Only one of the Apartment Complexes remains subject to the 15-year LIHTC compliance period imposed by Section 42 of the Code; however, other income and/or rent restrictions may continue to limit the use of the properties beyond the 15-year LIHTC compliance period. Because six of the seven Local Limited Partnerships are currently controlled by Local General Partners that are unaffiliated with the MGP, there may be more restrictions on the individual Apartment Complexes than the MGP is aware of, and there may be certain local and state level restrictions on certain Apartment Complexes that are not described below or elsewhere in this Consent Solicitation Statement. Some examples of additional restrictions are as follows:

15

Extended Use Restrictions. Pursuant to Section 42 of the Code, all properties that received LIHTC allocations in 1990 or any subsequent year are subject to affordable housing use restrictions for a minimum period of 30 years, or an additional 15 years beyond the expiration of the 15-year LIHTC compliance period. These restrictions are set forth in an agreement between the Local Limited Partnership and the pertinent state housing agency which is responsible for allocating LIHTCs within the state. The terms of the extended use restrictions vary by property. See “SPECIAL FACTORS” above.

Prepayment Restrictions. Certain subsidized or government loans may include income and/or rent restrictions. Typically, such loans will prohibit prepayment for a certain period of time, and in some cases this period extends beyond the 15-year LIHTC compliance period. Other loans might permit prepayment, but in some instances only with the consent of the lender and only on payment of a prepayment premium.

Local Municipality and State Agreements. Local municipality and state agreements may include subsidized loans, real estate tax relief or a grant of funds. Most of these agreements require some income and/or rent restrictions, and in some cases these restrictions extend beyond the 15-year LIHTC compliance period.

Conclusion. Seven Apartment Complexes remain in the Partnership, each of which is subject to certain restrictions. In preparing the Liquidation analysis that follows, the MGP has assumed that each Apartment Complex would be sold for an amount equal to the mortgage indebtedness encumbering the Apartment Complex, except for the Apartment Complexes of Hillcrest Heights, L.P. and Mark Twain Community Limited Partnership. The appraisal or more-recent update of each of those Apartment Complexes states an appraised value in excess of outstanding indebtedness, so the MGP has used the appraised value for each such Apartment Complex in the analysis that follows. However, since an actual purchaser may pay more or less than the outstanding mortgage indebtedness, or in the case of Hillcrest Heights, L.P. and Mark Twain Community Limited Partnership, the appraised values, due to changes in market or property conditions, or for other reasons, actual results of the Liquidation may differ significantly from the analysis presented in this Consent Solicitation Statement.

Using the approach described above, the Limited Partners should not anticipate that they would receive any material amount of distributions upon Liquidation. Only two Apartment Complexes were appraised at values exceeding the amounts of their respective outstanding mortgage indebtedness. Even if an asset were sold for an amount in excess of the outstanding mortgage debt, sale proceeds would first be used to pay liabilities at the Local Limited Partnership and Partnership levels. These liabilities include liabilities to the Local General Partners, advances from the MGP to the Partnership and management fees as to which the MGP has deferred its priority in the past. In addition, a Local General Partner may not want to sell its Apartment Complex because of the limited amount of funds to be distributed upon such a sale. In such event, the MGP may have to entice a Local General Partner to sell by agreeing to allow the Local General Partner to take a sales preparation fee that is not specified in the Local Limited Partnership partnership agreement or to take a higher than stated sales preparation fee or percentage of the sales proceeds.

16

	Sale Price / Mortgage Amount (1)(2)	Estimated Results of Liquidation (1)(3)
Local Limited Partnerships:
Apartment Housing of Theodore, LTD	$1,002,000	$-
Bradley Villas Limited Partnership	$513,000	$-
Hillcrest Heights, L.P.	$830,000	$315,000
Hughes Villas, L.P.	$713,000
Mansur Wood Living Center LP	$3,022,000	$-
Mark Twain Senior Community Limited Partnership	$1,800,000	$244,000
Spring Valley Terrace Apartments, LLC	$694,000	$-

Cash and Cash Equivalents (4)		$17,000
TOTAL		$576,000

Current Payables to Affiliates and Accounts Payable, including $581,000 in amounts written off (4)(5)		$1,885,000
Estimated Liquidation Expenses (5)		$70,000
Estimated Solicitation/Communication Expenses (5)		$40,000
Estimated Liquidation Proceeds Before Taxes		$-
Estimated Distribution Before Taxes per Unit		$-
Estimated Tax Benefit of Expenses and Payables Paid per Unit (5)(6)		$1
Estimated Ordinary Income (Loss) on Sale & Liquidation per Unit (5)(6)		$-
Estimated Capital Gain (Loss) on Sales & Liquidation per Unit (5)(6)		$(58)
Estimated Tax (Cost) /Benefit per Unit (5)(6)		$4
Estimated Suspended Passive Activity Losses per Unit (7)		$811
Estimated Tax Benefit From Suspended Passive Activity Losses at 28% per Unit (6)		$227
Estimated Liquidation Benefit After Taxes and Tax Benefit of Suspended Passive Activity Losses per Unit (7)		$232

(1)	All numbers other than per Unit numbers are rounded to the nearest thousand. Per Unit numbers are rounded to the nearest dollar.

(2)	Appraised value is used if appraised value exceeds outstanding mortgage balance per the Local Limited Partnership’s financial statements. Outstanding mortgage balance is used if it exceeds appraised value. The interest in Hughes Villas, L.P. was sold on January 31, 2014 to the Local General Partner for a purchase price of $30,000.

(3)	For entries under “Local Limited Partnerships,” where the mortgage debt of the Local Limited Partnership exceeds the appraised value, the obligations are limited to the amount of the appraised value. For other Apartment Complexes, other obligations of the Local Limited Partnership, including obligations to the Local General Partners, are considered in determining if there would be a distribution to the Partnership. If an obligation of one of these Local Limited Partnerships is owed to the Partnership, the amount of the obligation is included to the extent of available proceeds.

(4)	As of December 2013, unaudited.

(5)	Tax benefit from the payment (to the extent of available cash) of deductible expenses included in Current Payables to Affiliates and Accounts Payable, Estimated Liquidation Expenses, and Estimated Solicitation/Communication Expenses calculated utilizing a 28% tax rate.

(6)	These estimates rely on numerous assumptions, including assumptions that all properties were sold simultaneously on December 31, 2012, and that Limited Partners acquired their Units during the original offering period. Tax rates utilized are 15% for Section 1231 gain, 25% for Section 1250 gain, and 28% for ordinary income. Results would differ for Limited Partners subject to different tax rates. See “Material Federal Income Tax Consequences” below. Congress is considering various proposals that could amend the current tax rates.

(7)

These estimates assume that Limited Partners have held their Units since the initial offering of the Units by the Partnership, and that Limited Partners would be taxed at the maximum capital gains rate for this type of investment of 25% and at an ordinary income rate of 28%. Assuming that Limited Partners have held their Units since the initial offering by the Partnership, that the Partnership’s passive activity losses have not been used by the Limited Partners (which may not be the case because, among other things, the Partnership has already disposed of some investments),and that all remaining Apartment Complexes are sold on December 31, 2012, the MGP estimates that the Limited Partners who are individuals would have previously suspended passive activity losses of $811 per Unit to offset income and gain. Each Limited Partner is urged to consult with the Limited Partner’s tax advisors to determine the amount of distributions, if any, such Limited Partner would receive based upon these estimations after taxes and the amount of suspended passive activity losses that such Limited Partner would free up upon Liquidation.

(8)	To the extent not already used to offset other passive activity gains, upon completion of the Liquidation, suspended passive activity losses from the Units may be used to offset other ordinary gains. Please consult your tax advisor for the specific treatment of any suspended passive activity losses in excess of the tax gain/income recognized from Liquidation.

17

Material Federal Income Tax Consequences

The federal income tax discussion set forth below addresses the material federal income tax consequences of a liquidation of the Partnership, but does not purport to deal with all aspects of federal income taxation that may be relevant to a particular Limited Partner in light of such a Limited Partner’s personal circumstances. The discussion is directed solely to natural U.S. persons who hold the Units as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion is based upon the Code, Department of Treasury regulations, court decisions, published rulings of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation (possibly on a retroactive basis).

The following discussion was written in connection with this Consent Solicitation Statement and is only a summary and not a complete discussion of the tax issues associated with the Liquidation and cannot be relied upon to avoid penalties. Moreover, the following summary addresses consequences to Limited Partners who are individuals, and other types of investors will have other consequences. The MGP has prepared the following discussion and has not obtained any opinion or advice of tax counsel in this regard. Limited Partners are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation, including the applicability and effect of federal, state, local and other tax laws. Limited Partners should be aware that the specific tax consequences to them will vary depending upon several factors, including when the Limited Partner purchased his or her Units.

In General. The Partnership, as a partnership for federal income tax purposes, is not subject to federal income tax; rather, each Limited Partner is required to take into account his or her distributive share of the Partnership’s income, gains, losses, deductions, credits and tax preference items in computing such Limited Partner’s federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether the Limited Partner has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each Limited Partner on a Schedule K-1. Each Limited Partner is required to report consistently with such Schedule K-1 unless the Limited Partner discloses any inconsistent position to the IRS when the Limited Partner files his or her federal income tax return. A Limited Partner’s distributive share of the Partnership’s income or loss is determined in accordance with the allocations set forth in the Partnership LPA.

Sale of the Partnership’s Assets. For federal income tax purposes, each Limited Partner will be required to include in his or her income his or her allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership’s assets pursuant to the Liquidation. If an Apartment Complex is sold or otherwise disposed of by a Local Limited Partnership, the Local Limited Partnership will realize gain (or loss) to the extent that the proceeds of the sale or disposition are greater than (or less than) the adjusted federal income tax basis of the Apartment Complex. Gain or loss is passed through the Local Limited Partnerships to the Partnership and the Local General Partner, as provided in the respective Local Limited Partnership partnership agreements, and then to the MGP and Limited Partners, as provided in the Partnership LPA. Except to the extent gain is attributable to recapture of certain types of depreciation deductions previously claimed, gain from the sale of depreciable property held for use in a trade or business (such as an Apartment Complex) is treated as gain from the sale of Section 1231 property, which is generally treated in a manner similar to long-term capital gain as long as all gains from the sale of Section 1231 property exceed all losses from the sale of Section 1231 property in the taxable year. If losses from the sale of Section 1231 property exceed the amount of all gains from Section 1231 property, then all gains and losses are treated as ordinary gains and losses. However, Section 1231 of the Code provides that gain from the sale of Section 1231 property, rather than being treated in a manner similar to long-term capital gain if the required one year holding period is met, is treated as ordinary income to the extent of the excess of Section 1231 losses over Section 1231 gains from prior sales of Section 1231 property during the five most recently completed taxable years of the taxpayer. Accordingly, the tax effect of the sale of an Apartment Complex could be different for different Limited Partners depending upon their own circumstances. Following the sale of an Apartment Complex, a Local Limited Partnership will be liquidated. Upon liquidation of a Local Limited Partnership, the Partnership will generally recognize capital gain to the extent that a liquidating cash distribution exceeds the Partnership’s basis for its Local Limited Partnership Interest immediately before the distribution, and will recognize a capital loss to the extent that the Partnership’s basis exceeds its share of the liquidating cash distribution. Any such gain or loss will pass through to the Limited Partners and MGP.

18

If the Partnership sells an interest in a Local Limited Partnership, the Partnership will realize gain equal to the excess of the sale price plus the Partnership’s share of non-recourse liabilities as to which it is released over the Partnership’s adjusted basis in the Local Limited Partnership Interest. Any gain or loss is passed through to the Limited Partners and MGP under the Partnership LPA. Any such gain which is attributable to depreciation recapture will be treated as ordinary income for tax purposes and any other gain will generally be treated as capital gain.

Any gain recognized upon a sale of Partnership assets which qualifies as long term capital gain will be taxed at a maximum rate of 25% to individuals. To the extent gain qualifies as ordinary income, the gain will be taxed for federal income tax purposes at a maximum rate of 39.6%. Also, there is an Unearned Income Medicare Contribution Tax of 3.8% that applies to net investment income for taxpayers whose modified adjusted gross income exceeds $200,000 (for single filers) and $250,000 (for married filing jointly). Section 1250 gain is taxed at a maximum rate of 25%, and capital loss is deductible to the extent of capital gain plus $3,000 per year, except that net capital loss may be recharacterized under Section 1231 of the Internal Revenue Code as ordinary loss. California taxes income at a maximum rate of 9.3% (with increases for high income persons), and other states tax income at varying rates. Different federal and California rates apply for taxpayers which are not natural persons. Congress is considering various proposals that could amend the current tax rates.

Distribution to the Limited Partners. A Limited Partner will recognize gain to the extent the amount of the liquidating distribution received by the Limited Partner exceeds the Limited Partner’s tax basis for his or her Units. Any such gain will be capital gain. In general, any such capital gain recognized by an individual, estate or trust will qualify for the 15% maximum federal capital gains tax on capital gains if the Units were held by such Limited Partner for more than one year. A Limited Partner’s tax basis for his or her Units will be increased by both the Limited Partner’s allocable share of any gain realized on the sale of the Partnership’s assets and by the amount of the Limited Partner’s allocable share of income from normal Partnership operations for the year of the liquidation. A Limited Partner’s allocable share of the Partnership cash may exceed his or her basis for his or her Units, and thereby cause the Limited Partner to recognize gain.

For purposes of determining a Limited Partner’s adjusted tax basis in his or her Units, an increase in a Limited Partner’s share of partnership liabilities is treated as a contribution of cash by that Limited Partner to the Partnership, and thereby results in an increase in the Limited Partner’s adjusted tax basis in his or her Units. Conversely, a decrease in a Limited Partner’s share of partnership liabilities is treated as a distribution of cash from the Partnership, and thereby results in a decrease in the Limited Partner’s adjusted tax basis in his or her Units. To the extent that a decrease in a Limited Partner’s share of partnership liabilities results in a deemed cash distribution to the Limited Partner which exceeds the Limited Partner’s adjusted tax basis in his or her Units, the Limited Partner will recognize gain to the extent of the excess of the deemed cash contribution over the adjusted tax basis in his or her Units.

A Limited Partner will recognize a capital loss to the extent the amount of the liquidating distribution received by the Limited Partner in the year of dissolution (including any deemed cash distributions to the Limited Partner attributable to a reduction in the Limited Partner’s share of partnership liabilities) is less than the Limited Partner’s tax basis for his or her Units, as such basis is adjusted to reflect any gain or loss realized by the Partnership on the sale of its assets and to reflect the Partnership’s income or loss from operations for the year of the liquidation. Capital losses can be deducted for federal income tax purposes, in any year, only to the extent of a Limited Partner’s capital gains plus, in the case of certain non-corporate taxpayers, ordinary income up to $3,000.

19

Passive Activity Rules. Limited Partners that are individuals, trusts, estates, closely held corporations or personal service corporations are subject to the passive activity loss limitations rules of Section 469 of the Code. Those rules provide generally that losses from certain passive activities can only be used to offset income from passive activities. A Limited Partner’s allocable share of Partnership income or loss from the sale of the Partnership’s assets is generally treated as derived from a passive activity. As a result, a Limited Partner’s allocable share of such losses may be used by the Limited Partner in the current taxable year to offset passive activity income from a Limited Partner’s other passive activity investments. Similarly, a Limited Partner’s allocable share of any Partnership gain realized on the sale of its assets is generally characterized as passive activity income that may be offset by unused previously allocated Partnership passive activity losses or by passive activity losses from a Limited Partner’s other passive activity investments. Because the Liquidation is a fully taxable transaction, Section 469 of the Code generally allows any suspended passive activity losses of the Limited Partner with respect to his or her investment in the Partnership to be used to reduce other income of the Limited Partner upon liquidation. Any suspended passive activity losses remaining after being offset against any gain from the Liquidation and any other passive income for the year of the Liquidation can generally be used to offset non-passive income from other sources.

As a result of the Liquidation, it is estimated that a Limited Partner who has held his or her Units since the initial offering (“Original Limited Partners”) may recognize a tax cost. However, Original Limited Partners who have not used any of their suspended passive activity losses except to offset prior income/gains from the Partnership will be able to offset Liquidation gain with such losses. As set forth in the chart above in “Estimated Results of Operations,” and based on the assumptions set forth therein, including the hypothetical that all unsold assets were sold on December 31, 2012, the MGP estimates that Original Limited Partners who have not used any passive activity losses generated by the Partnership would have $811 per Unit in previously suspended passive activity losses. (This may not be the case, as the Partnership has previously disposed of interests in other Local Limited Partnerships, or other Local Limited Partnerships have previously disposed of their Apartment Complexes, in taxable transactions.) Limited Partners are reminded that tax laws, including laws governing tax rates and use of passive losses, could change at any time.

Consequently, if a Limited Partner previously has not been able to use the passive activity losses generated by the Partnership, it is likely that the Limited Partner will be able to use his or her unused passive activity losses upon the Liquidation. Limited Partners are urged to consult with their tax advisors regarding the impact of the passive loss rules on their individual circumstances.

Low-Income Housing Tax Credit Recapture. Section 42 of the Code provides for LIHTCs with respect to low-income housing that is constructed, rehabilitated or acquired after 1986. LIHTCs are claimed over a 10-year period. Owners of an interest in low-income housing are required to recapture a portion of LIHTCs previously claimed if at any time during the 15-year LIHTC compliance period there is a disposition of an interest in the property unless, with respect to interests transferred after July 30, 2008, it is reasonable to expect under the circumstances that the housing will continue to operate as qualified low-income housing for the balance of the 15-year LIHTC compliance period.

Each of the 15 Apartment Complexes qualified for LIHTCs and such tax credits were allocated to the Limited Partners. Mansur Wood Living Center LP,the 15-year LIHTC compliance period of each Apartment Complex has terminated, and no transfer will result in any recapture of tax credits for those Apartment Complexes. With regard to the Apartment Complex of Mansur Wood Living Center LP,any sale thereof would be structured by the MGP in an effort to comply with the “reasonable expectation” standard set forth in the preceding paragraph.

THE FOREGOING DISCUSSION IS ONLY A SUMMARY AND IS NOT A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS RELEVANT TO A DECISION WHETHER TO VOTE IN FAVOR OF APPROVAL OF THE LIQUIDATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN DETERMINING THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES, AND ANY OTHER TAX CONSEQUENCES, OF THE LIQUIDATION TO YOU.

20

CONTINGENCIES

Contingencies to the consummation of the Plan include the consent of the Limited Partners, and the completion of the sale by purchasers. Possible contingencies include the consent of Local General Partners, lenders and state allocating agencies. The purchase transactions have not been reduced to a writing, and it is possible that Investment Housing Opportunity Partners, LLC might not complete a sale for one or more reasons, including declines in the local or broader economies. If Investment Housing Opportunity Partners, LLC completes a sale, it will do so from cash on hand.

If the contingencies described above are satisfied, the MGP anticipates that the Partnership would proceed with the sales as discussed herein. The preliminary closing date for the Liquidation is no later than December 31, 2014. Upon the Liquidation, individual Limited Partners would be entitled to use their unused passive losses as discussed herein. Of course, there can be no absolute guarantee in this regard.

The MGP will consider approval of the Plan to be effective for a maximum period of two years following the Action Date (as defined under “VOTING RIGHTS AND PROCEDURES” below).

If the Plan is not approved, each Local Limited Partnership would continue to own and operate its Apartment Complex for the foreseeable future, and the MGP would attempt to locate third party buyers for the Local Limited Partnership Interests or the Apartment Complexes for any consideration, including nominal consideration. Under the Partnership LPA, the last such sale would be subject to the approval of the Limited Partners.

Amendment to the Plan of Liquidation and Dissolution

Prior to execution of the Plan of Liquidation and Dissolution by the MGP, the MGP may abandon the Liquidation without further action by the Limited Partners. Subject to applicable law, the Plan of Liquidation and Dissolution may be amended by the Partnership at any time prior to the filing of the Certificate of Cancellation with the California Secretary of State, provided that, after approval of the Liquidation by the affirmative vote of a majority in interest of the Limited Partners, no amendment may be made which alters or changes the terms and conditions of the Plan of Liquidation and Dissolution without the consent of a majority in interest of the Limited Partners.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Partnership’s liquidation and dissolution. Notwithstanding, the sale of Apartment Complexes might require the prior approval of lenders and/or state regulatory agencies.

VOTING RIGHTS AND PROCEDURES

The only outstanding voting security of the Partnership is the Units. The Units are not publicly traded and there is no established trading market for the Units.

All Limited Partners as of March ____, 2014 (the “Record Date”) are entitled to notice of and to vote on the Plan. As of February 1, 2014, there were 24,858 Units outstanding and 1,418 Limited Partners or assignees entitled to vote such Units. The Plan will require the favorable vote of a majority-in-interest of the Limited Partners.

As of the Record Date, no person was known by the Partnership to be the beneficial owner of more than 5% of the Units. Neither the MGP, nor any of its affiliates, own any of the Units. There were no transactions in the Units of which the Partnership is aware during the preceding 60 days.

No meeting will be held with regard to the Plan or the solicitation of the Limited Partners. Voting may be accomplished by any one of the following methods (each a “Consent”):

21

1. Mark, date and sign the enclosed Consent Card and mail it in the enclosed postage paid envelope to:

Insurer Direct Corp

500 Perimeter Drive, Suite D

Morrisville, NC 27560

2. Mark, date, sign and fax the enclosed Consent Card to Insurer Direct Corp at 202-521-3464.

3. Using the Internet, log on to https://www.iproxydirect.com/NF65 and follow the instructions to create an electronic voting instruction form.

4. Using your telephone, call 1-866-752-VOTE (8683) and follow the instructions to vote via telephone.

Only Consents received prior to the close of business on the date (the “Action Date”) which is the earlier of: (1) the date on which the Partnership receives approval and/or disapproval of the Plan from a majority-in-interest of the Limited Partners, or (2) ___________, 2014 (unless such latter date is extended by the MGP), will be counted. However, Limited Partners are urged to return their Consents at the earliest practicable date.

The Partnership’s name is WNC Housing Tax Credit Fund VI, L.P., Series 5, and the general partner’s name is WNC & Associates, Inc. The offices of the Partnership and the MGP are located at 17782 Sky Park Circle, Irvine, California 92614, and the telephone number is (714) 662-5565.

If a Limited Partner has delivered a Consent to the Partnership, the Limited Partner may revoke such Consent no later than the close of business on the date immediately preceding the Action Date. As of the Action Date, the Plan will either be approved or disapproved. The only method for revoking a Consent is by the delivery to the Partnership prior to the Action Date of a written instrument executed by the Limited Partner who executed the Consent stating that the Consent previously executed and delivered is thereby revoked. Other than the substance of the revocation so described, no specific form is required for such revocation. An instrument of revocation will be effective only upon its actual receipt by the Partnership prior to the Action Date at the Partnership’s offices.

Under California law, there are no rights of dissenters or appraisal rights with regard to the Plan.

This solicitation is being made by the Partnership and the MGP. The cost of this solicitation of Consents is being borne by the Partnership. Such solicitation is being made by mail and, in addition, may be made by officers and other employees of the MGP, by telephone or email but these persons will not receive additional compensation for rendering these services. The Partnership has retained the services of Issuer Direct Corp., a professional proxy solicitation firm, to aid in the solicitation of consents. Issuer Direct Corp. may solicit consents by personal interview, mail, telephone, facsimile, email, or otherwise. The Partnership expects that it will pay Issuer Direct Corp. its customary fee, estimated to be approximately $3.00 per Limited Partner, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

This Consent Solicitation Statement has been filed with the Securities and Exchange Commission. However, the Plan has not been approved or disapproved by the SEC nor has the SEC passed upon the fairness or merits of the Plan nor upon the accuracy or adequacy of the information included herein. Any representation to the contrary is unlawful. This Consent Solicitation Statement and the enclosed form of Action By Written Consent of Limited Partners were first sent to the Limited Partners on or about ____________, 2014.

SUMMARY OF THE PARTNERSHIP LPA

The Partnership LPA is the governing instrument establishing the Partnership’s right under the laws of the State of California to operate as a limited partnership, and contains the rules under which the Partnership is operated. The Partnership LPA is its Agreement of Limited Partnership dated as of March 3, 1997, among the MGP and the Limited Partners. The following is a description of the material provisions of the Partnership LPA.

22

Management and Control

WNC & Associates, Inc. is the general partner of the Partnership and has the exclusive management and control of all aspects of the business of the Partnership. The Partnership LPA imposes a variety of restrictions on the MGP’s authority in governing the Partnership’s operations, including limits on transactions between the MGP and its affiliates and the Partnership, limits on Partnership borrowing, and limits on Partnership investments and reinvestments. Additionally, the voting rights granted to the Limited Partners discussed below may restrict the MGP’s authority.

The MGP may not voluntarily withdraw from the Partnership without the approval of Limited Partners holding more than 50% of the total outstanding Units entitled to vote. The MGP may be removed upon a vote of Limited Partners owning more than 50% of the total outstanding Units entitled to vote.

Liability of Limited Partners

A Limited Partner is not permitted to take any part in the management or control of the business of the Partnership and may not be required to contribute additional capital at any time. A Limited Partner is not liable for Partnership obligations in excess of the Limited Partner’s unreturned capital contribution and share of undistributed profits.

Status of Units

Each Unit was issued as fully paid and non-assessable and all Units have equal voting and other rights.

Voting Rights of Limited Partners

In any vote of the Limited Partners, each Limited Partner will be entitled to cast one vote for each Unit which such Limited Partner owns as of the date designated as the record date for such vote. The Limited Partners have the right, by vote of Limited Partners owning more than 50% of the total outstanding Units, to vote upon: (i) amendment of the Partnership LPA, subject to the limitations described in the following paragraph; (ii) dissolution of the Partnership; (iii) removal and replacement of the MGP; or (iv) the sale of all or substantially all of the assets of the Partnership in a single transaction, other than in connection with the liquidation of the Partnership.

The Limited Partners may not amend the Partnership LPA in any manner that (i) allows the Limited Partners to take any action which would constitute their participation in the control of the Partnership’s business within the meaning of California law; (ii) otherwise causes a loss of the Limited Partners’ limited liability; or (iii) without the Consent of the MGP, alters the rights, power, duties or compensation of the MGP or its interest in Partnership profits, losses, tax credits, or distributions.

Meetings

The MGP may at any time call a meeting of the Limited Partners or a vote of the Limited Partners without a meeting, on matters on which they are entitled to vote, and shall call such meeting or for a vote without a meeting following receipt of a written request therefore of Limited Partners holding 10% or more of the total outstanding Units.

Books of Account and Records; Reports

The MGP is responsible for keeping books of account and records of the Partnership reflecting all of the contributions to the capital of the Partnership and all of the expenses and transactions of the Partnership. The MGP is responsible for preparing and filing quarterly and annual financial statements and reports for the Partnership, and for preparing and filing Partnership information income tax returns.

23

Under the Partnership LPA, books of account and records include the following: (i) a current list of the full name and last known business or residence address of each Limited Partner set forth in alphabetical order together with the capital contribution and the share in profits and losses of each Limited Partner; (ii) a copy of the Certificate of Limited Partnership and all amendments thereto; (iii) copies of the Partnership’s Federal, state and local income tax information returns and reports, if any, for the six most recent taxable years; (iv) copies of the original of the Partnership LPA and all amendments; (v) financial statements of the Partnership for the six most recent fiscal years; and (vi) the Partnership’s books and records for at least the current and past three fiscal years.

Such records are kept at the principal place of business of the Partnership in the State of California, and each Limited Partner and the Limited Partner’s authorized representatives have, upon reasonable request and during normal business hours, the right to inspect and copy at their expense such records. Upon the request of a Limited Partner, the MGP shall promptly deliver to such Limited Partner at the expense of the Partnership a copy of the information described in (i), (ii), (iii) or (iv) above.

Allocations and Distributions

The Partnership LPA includes terms providing for the allocation of income, losses, tax credits and distributions of the Partnership.

Transferability of Units

The Partnership may charge a reasonable transfer fee for processing requests for transfer of Units. The effectiveness of any proposed transfer of Units or an interest in Units may be denied or deferred by the MGP as necessary, in the opinion of counsel, to avoid the termination of the Partnership within the meaning of Section 708 of the Internal Revenue Code, or classification of the Partnership as a publicly-traded partnership or as an association taxable as a corporation. In addition, no transfers may be made to tax-exempt or foreign entities.

Term and Dissolution

The Partnership was formed on March 3, 1997 and will continue until the earlier of (i) the liquidation of all of its assets; (ii) an event of withdrawal shall occur as to the MGP; (iii) the Limited Partners vote to dissolve the Partnership by majority vote; or (iv) December 31, 2052.

Indemnification of the MGP

The Partnership LPA provides that neither the MGP nor any affiliate shall have any liability to the Partnership or to any partner for any loss suffered by the Partnership which arises out of any action or inaction of the MGP or affiliate if such person, in good faith, determined that such course of conduct was in the best interest of the Partnership, such person was acting on behalf of, or performing services for, the Partnership, and such course of conduct did not constitute negligence or misconduct. The Partnership LPA also provides that the Partnership will indemnify the MGP and its affiliates against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them when acting on behalf of, or performing services for, the Partnership, provided that the same were not the result of negligence or misconduct by such person and such person determined in good faith that its conduct was in the best interest of the Partnership.

Fiduciary Duty

The MGP has fiduciary responsibility for the safekeeping and use of all assets of the Partnership and may not contract away its fiduciary duty.

PARTNERSHIP BUSINESS AND PROPERTIES

The business of the Partnership and its investments in properties are discussed throughout this Consent Solicitation Statement. Additional information regarding the Partnership’s investment in properties is set forth in Annex A hereto.

24

FINANCIAL INFORMATION

Pursuant to regulatory requirements, this Consent Solicitation Statement must include certain financial and other information, which was also included in the Partnership’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, and the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2013. Included in Annex B hereto is the following information as of the respective dates indicated in Annex B: (i) management’s discussion and analysis of financial condition and results of operations; and (ii) financial statements and schedules. Included in Annex C hereto is the following information as of the respective dates indicated in Annex C: (i) financial statements; and (ii) management’s discussion and analysis of financial condition and results of operations.

Selected Financial Data

The Partnership’s fiscal year end is March 31. The information set forth below presents selected financial data of the Partnership for each of the last five years in the period ended March 31, 2013. The information presented in the tables should be read in conjunction with the Partnership’s financial statements and the related notes included in Annex B and Annex C.

25

	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009
BALANCE SHEET

ASSETS
Cash	$27,618	$22,005	$29,800	$38,295	$22,245
Investments in Local Limited Partnerships, net	-	-	-	$281,192	$1,766,047
Other Assets	16,350	-	-	-	-

LIABILITIES
Accrued fees and expenses due to MGP and affiliates	$1,170,183	$1,059,790	$1,005,138	$885,799	$808,669

PARTNERS’ EQUITY (DEFICIT)	$(1,136,824)	$(1,037,785)	$(979,278)	$(566,312)	$979,623

The book value per Unit was as follows:	$(39.18)	$(22.65)	$(39.17)	$(41.51)	$(45.65)

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009
OPERATIONS

Loss from operations	$(123,357)	$(138,511)	$(370,566)	$(1,019,493)	$(3,371,428)
Equity in losses of Local Limited Partnerships	-	-	$(85,966)	$(527,603)	$(736,747)
Gain on sale of Local Limited Partnerships	$24,314	-	$43,560	1,124	-
Net loss	$(99,039)	$(138,507)	$(412,966)	$(1,545,935)	$(4,108,139)
Net loss allocated to:
MGP	$(990)	$(1,385)	$(4,130)	$(15,459)	$(41,081)
Limited Partners	$(98,049)	$(137,122)	$(408,836)	$(1,530,476)	$(4,067,058)
Net loss per Unit	$(3.94)	$(5.48)	$(16.35)	$(61.22)	$(162.68)
Outstanding weighted Units	24,903	25,000	25,000	25,000	25,000

The Partnership does not have “fixed charges” within the meaning of Item 503(d) of SEC Regulation S-K. Accordingly, no ratio of earnings to fixed charges is presented herein.

MANAGEMENT

The MGP is a California corporation. Since its formation in 1971, the principal business of the MGP has been providing investments in affordable housing. The directors of the MGP are Wilfred N. Cooper, Sr., Wilfred N. Cooper, Jr., Kay L. Cooper and Jennifer E. Cooper. The executive officers of the MGP are set forth in the chart that follows. The business address of each such person is 17782 Sky Park Circle, Irvine, CA 92614, and the business telephone number of each such person is 1-714-662-5565. Each director and executive officer of the MGP is a citizen of the United States. Neither the Partnership, the MGP, nor any director or executive officer of the MGP, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanor) during the past five years. Neither the Partnership, the MGP, nor any director or executive officer of the MGP has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

26

Wilfred N. Cooper, Sr.	Chairman
Wilfred N. Cooper, Jr.	President, Chief Executive Officer and Secretary
Michael J. Gaber	Executive Vice President and Chief Operating Officer
David N. Shafer, Esq.	Executive Vice President
Melanie R. Wenk, CPA	Vice President – Chief Financial Officer
Darrick Metz	Senior Vice President – Originations
Christine A. Cormier	Senior Vice President – Investor Relations
Kelly Henderson	Senior Vice President – Legal Affairs
Anand Kannan	Senior Vice President – Development
Gregory S. Hand	Senior Vice President – Underwriting
Anil Advani	Senior Vice President – Private Label Funds

Wilfred N. Cooper, Sr. is the founder and Chairman of the Board of Directors of WNC & Associates, Inc., a Director of WNC Capital Corporation, and a general partner in some of the partnerships previously sponsored by WNC & Associates, Inc. Mr. Cooper has been actively involved in the affordable housing industry since 1968. Previously, during 1970 and 1971, he was founder and a principal of Creative Equity Development Corporation, a predecessor of WNC & Associates, Inc., and of Creative Equity Corporation, a real estate investment firm.

Wilfred N. Cooper, Jr. (“MGP President”) is President, Chief Executive Officer, Secretary, a Director, and a member of the Investment Committee, of WNC & Associates, Inc. He is President and a Director of, and a registered principal with, WNC Capital Corporation. He has been involved in real estate investment and acquisition activities since 1988 when he joined WNC & Associates, Inc.

Michael J. Gaber is an Executive Vice President, Chief Operating Officer, chair of the Investment Committee, and oversees the Property Acquisition and Investment Management groups, of WNC & Associates, Inc. Mr. Gaber has been involved in real estate acquisition, valuation and investment activities since 1989 and has been associated with WNC & Associates, Inc. since 1997. Prior to joining WNC & Associates, Inc., he was involved in the valuation and classification of major assets, restructuring of debt and analysis of real estate taxes with a large financial institution.

David N. Shafer is an Executive Vice President, a member of the Investment Committee, and oversees the New Markets Tax Credit group, of WNC & Associates, Inc. He is also a registered representative with WNC Capital Corporation. Mr. Shafer has been active in the real estate industry since 1984. Before joining WNC & Associates, Inc. in 1990, he was engaged as an attorney in the private practice of law with a specialty in real estate and taxation.

Melanie R. Wenk is Vice President – Chief Financial Officer of WNC & Associates, Inc. She oversees WNC’s corporate and partnership accounting group, which is responsible for SEC reporting and New Markets Tax Credit compliance. Prior to joining WNC in 2003, Ms. Wenk was associated as a public accountant.

Darrick Metz is Senior Vice President – Originations of WNC & Associates, Inc. He has been involved in multifamily property underwriting, acquisition and investment activities since 1991. Prior to joining WNC in 1999, he was employed by a Minnesota development company specializing in tax credit and market rate multifamily projects.

Christine A. Cormier is Senior Vice President – Investor Relations of WNC & Associates, Inc. and oversees multi-investor fund equity raising and closings as well as the marketing group. She is a registered representative with WNC Capital Corporation. Ms. Cormier has been active in the real estate industry since 1985. Prior to joining WNC in 2008, Ms. Cormier was with another major tax credit syndicator for over 12 years where she was the Managing Director of investor relations.

Kelly Henderson is Senior Vice President – Legal Affairs of WNC & Associates, Inc. She is responsible for structuring local limited partnership letters of understanding and local limited partnership agreements, coordinating closings with outside counsel and reviewing local limited partnership loan documents. Prior to joining WNC in 2006, she was Vice President – Acquisitions and Senior Counsel with a national tax credit syndicator.

27

Anand Kannan is Senior Vice President – Development of WNC & Associates, Inc. and President of Community Preservation Partners, LLC. Prior to joining WNC in 2011, Mr. Kannan served as Associate Director at Vitus Group (previously Pacific Housing Advisors, Inc.), where he developed or consulted on affordable housing projects across the country.

Gregory S. Hand is Senior Vice President – Underwriting of WNC & Associates, Inc. and oversees its property underwriting activities. Mr. Hand has been involved in real estate analysis, development and management since 1987. Prior to joining WNC in 1998, he was a portfolio asset manager with a national tax credit sponsor with responsibility for the management of $200 million in assets.

Anil Advani is Senior Vice President – Private Label Funds of WNC & Associates, Inc. He oversees all activities pertaining to private label funds, including structuring, originations, underwriting and acquisitions. Mr. Advani has 16 years of experience in affordable housing. Prior to joining WNC in 2011 and rejoining WNC in 2013, he worked for major tax credit syndicators where he was involved in the originations, structuring, and placement to institutional investors of local limited partnership investments. Prior to that, he was associated with a major accounting firm performing due diligence reviews of tax credit investments on behalf of institutional investors.

Kay L. Cooper is a Director of WNC & Associates, Inc. and has not otherwise been engaged in business activities during the previous five years.

Jennifer E. Cooper is a Director of WNC & Associates, Inc. and has not otherwise been engaged in business activities during the previous five years.

The MGP and its affiliates are entitled under the Partnership LPA to certain compensation and other economic benefits, as summarized below.

Compensation for Services. For services rendered by the MGP or an affiliate of the MGP in connection with the administration of the affairs of the Partnership, the MGP or any such affiliate may receive an annual asset management fee in an amount not exceed 0.2% of the Partnership’s “Invested Assets” in the Local Limited Partnerships, which includes the Partnership’s cash investment plus its allocable share of the mortgages. The asset management fee is payable with respect to the previous calendar quarter on the first day of each calendar quarter during the year. Accrued but unpaid asset management fees for any year are deferred without interest and are payable in subsequent years from any funds available to the Partnership after payment of all other costs and expenses of the Partnership, including any capital reserves then determined by the MGP to no longer be necessary to be retained by the Partnership, or from the proceeds of a sale or refinancing of Partnership assets. Asset management fees of approximately $54,000 and $61,000 were incurred during the years ended March 31, 2013 and 2012, respectively. The Partnership paid approximately $13,000 and $10,000 of accrued fees during the years ended March 31, 2013 and 2012, respectively.

Operating Expenses. Reimbursement to the MGP or an affiliate of operating cash expenses is subject to specific restrictions in the Partnership LPA. The unpaid operating expenses reimbursable to the MGP or affiliates were approximately $93,000 and $84,000 for the years ended March 31, 2013 and 2012, respectively. The Partnership reimbursed operating expenses of approximately $23,000 and $0 during the years ended March 31, 2013 and 2012, respectively.

Interest in Partnership. The MGP receives 1% of the Partnership’s operating income or losses, gain or loss from the sale of property and operating cash distributions. There were no distributions of operating cash to the MGP during the years ended March 31, 2013 and 2012. The MGP has an interest in sale or refinancing proceeds as follows: after the Limited Partners have received a return of their capital, and a return thereon, the MGP may receive an amount equal to its capital contribution, less any prior distribution of such proceeds, and then the MGP may receive 10% and the Limited Partners 90% of any remaining proceeds. There were no such distributions during the years ended March 31, 2013 and 2012.

28

PURCHASER

Under the Plan, one or more of the Local Limited Partnership Interests or Apartment Complexes might be sold to Investment Housing Opportunity Partners, LLC, and/or a limited partnership or limited liability company in which Investment Housing Opportunity Partners, LLC is the general partner or managing member (the “Affiliated Purchaser”). The business address of each such person is 17782 Sky Park Circle, Irvine, CA 92614, and the business telephone number of each such person is 1-714-662-5565. The manager of Investment Housing Opportunity Partners, LLC is WNC Investment Partners, LLC, and the manager of WNC Investment Partners, LLC is Wilfred Cooper, Jr. For information regarding Mr. Cooper, please see “MANAGEMENT” above.

The principal business of each of Investment Housing Opportunity Partners, LLC and WNC Investment Partners, LLC, formed in 2013, is to act as a holding vehicle for interests in local limited partnerships to be disposed of by investment funds sponsored by the WNC & Associates, Inc. The primary focus is on local limited partnerships that have completed their respective low income housing tax credit cycles, as to which no other buyer is readily available and which constitute the last investment(s) of an investment fund. Through the acquisition of such last investment(s), Investment Housing Opportunity Partners, LLC and WNC Investment Partners, LLC assists the investment fund in its liquidation and termination. See “SPECIAL FACTORS.” In the two years of the Partnership ended December 31, 2013 and 2012, neither Investment Housing Opportunity Partners, LLC nor WNC Investment Partners, LLC has entered into any negotiations, contracts or transaction with the Partnership.

Neither Investment Housing Opportunity Partners, LLC nor WNC Investment Partners, LLC has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanor) during the past five years. Neither Investment Housing Opportunity Partners, LLC nor WNC Investment Partners, LLC has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

OTHER MATTERS

The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, files reports, statements and other information with the Securities and Exchange Commission. Such reports, statements and other information can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, NE, Washington, D.C., 20549, at prescribed rates. Such materials may also be accessed on the Internet through the SEC’s address at http://www.sec.gov, and are available in paper form to Limited Partners without charge upon written request to Investor Services, 17782 Sky Park Circle, Irvine, California 92614.

In connection with the winding up, dissolution and termination of the Partnership, the MGP shall cause to be executed and timely filed (i) with the California Secretary of State, a Certificate of Cancellation canceling the Partnership’s Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; (iv) with the Securities and Exchange Commission, any reports required under the Securities Exchange Act of 1934, as amended, including a Form 15 terminating the registration of the Partnership under the Exchange Act; and (v) all reports required to be delivered to the Limited Partners in accordance with the Partnership LPA.

No persons have been authorized to give any information or to make any representations other than as contained in this Consent Solicitation Statement in connection with the Plan and, if given or made, such information or representations must not be relied upon as having been authorized by the Partnership. This Consent Solicitation Statement does not constitute the solicitation of a consent by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. The delivery of this Consent Solicitation Statement shall not under any circumstances create an implication that there has been any change in the affairs of the Partnership since the date hereof or that the information herein is correct as of any time subsequent to its date.

29

The materials in each Annex refer to the MGP as the “General Partner,” and the Apartment Complexes as the “Housing Complexes.” “Compliance Period” for a Housing Complex means the 15-year federal tax credit compliance period.

ANNEX A

PROPERTIES

Through its investments in Local Limited Partnerships, the Partnership holds indirect ownership interests in the Housing Complexes. The following table reflects the status of the nine Housing Complexes for which the Partnership had ownership during the fiscal year ended March 31, 2013, as of the dates or for the periods indicated:

A-1

			As of March 31, 2013		As of December 31, 2012
Local Limited Partnership Name	Location	General Partner Name	Partnership’s Total Investment in Local Limited Partnerships	Amount of Investment Paid to Date	Number of Units	Estimated Aggregate Low Income Housing Tax Credits (1)	Mortgage Balances of Local Limited Partnerships

Apartment Housing of Theodore	Theodore, Alabama	Apartment Developers, Inc. and Thomas H. Cooksey	$1,187,000	$1,187,000	40	$1,855,000	$1,006,000

Bradley Villas Limited Partnership	Bradley, Arkansas	Horizon Bank	501,000	501,000	20	806,000	513,000

Hillcrest Heights, L.P.	Marshalltown, Iowa	WNC & Associates	609,000	609,000	32	997,000	385,000

Hughes Villas Limited Partnership	Hughes, Arkansas	Billy Wayne Bunn	182,000	182,000	20	334,000	724,000

Mansur Wood Living Center, L.P.	Carbon Cliff, Illinois	Elderly Living Development, Inc.	6,531,000	6,531,000	115	8,953,000	2,945,000

Mark Twain Senior Community Limited Partnership	Oakland, California	Thomas P. Lam and Marilyn S. Lam	740,000	740,000	106	1,132,000	1,207,000

A-2

			As of March 31, 2013		As of December 31, 2012
Local Limited Partnership Name	Location	General Partner Name	Partnership’s Total Investment in Local Limited Partnerships	Amount of Investment Paid to Date	Number of Units	Estimated Aggregate Low Income Housing Tax Credits (1)	Mortgage Balances of Local Limited Partnerships

Spring Valley Terrace Apartments, LLC	Mayer, Arizona	Spring Valley Terrace, Inc.	716,000	716,000	20	1,102,000	691,000

United Development Co., L.P. - 97.1	Memphis, Tennessee	Harold E. Buehler, Sr. and Jo Ellen Buehler	1,845,000	1,845,000	40	2,693,000	814,000

United Development Co., L.P. - 97.2	Memphis, Tennessee	Harold E. Buehler, Sr. and Jo Ellen Buehler	743,000	743,000	20	1,061,000	328,000

			$13,054,000	$13,054,000	413	$18,933,000	$8,613,000

(1)	Represents aggregate anticipated Low Income Housing Tax Credits to be received over the 10-year credit period if Housing Complexes are retained and rented in compliance with credit rules for the 15-year Compliance Period. All of the anticipated Low Income Housing Tax Credits have been received from the Local Limited Partnerships and are no longer available to the Limited Partners.

A-3

	For the year ended December 31, 2012
Local Limited Partnership Name	Rental Income	Net Income (Loss)	Low Income Housing Tax Credits Allocated to Partnership

Apartment Housing of Theodore	$177,000	$(70,000)	98.99%

Bradley Villas Limited Partnership	40,000	(53,000)	99.00%

Hillcrest Heights, L.P.	201,000	26,000	99.99%

Hughes Villas Limited Partnership	124,000	(29,000)	99.00%

Mansur Wood Living Center, L.P.	738,000	(390,000)	98.99%

Mark Twain Senior Community Limited Partnership	648,000	(19,000)	98.99%

Spring Valley Terrace Apartments, LLC	68,000	(42,000)	99.98%

United Development Co., L.P. - 97.1	252,000	(116,000)	99.98%

United Development Co., L.P. - 97.2	114,000	(30,000)	99.98%

	$2,362,000	$(723,000)

A-4

			Occupancy Rates As of December 31,
Local Limited Partnership Name	Location	General Partner Name	2012	2011	2010	2009	2008

Apartment Housing of Theodore	Theodore, Alabama	Apartment Developers, Inc. and Thomas H. Cooksey	85%	100%	85%	75%	80%

Austin Gateway, Ltd.	Austin, Texas	Gary L. Kersch	N/A	**	**	92%	92%

Bradley Villas Limited Partnership	Bradley, Arkansas	Horizon Bank	55%	45%	65%	60%	95%

Chillicothe Plaza Apts, L.P.	Chillicothe, Missouri	MBL Development Co.	N/A	N/A	N/A	79%	96%

Concord Apartment Partners, L.P.	Orlando, Florida	New Communities, LLC, a Colorado limited liability Company N/A	N/A	N/A	N/A	N/A	58%

El Reno Housing Associates Limited Partnership	El Reno, Oklahoma	Cowen Properties, Inc., an Oklahoma Corporation	N/A	90%	93%	94%	89%

Enhanced, L.P.	Baton Rouge, Louisiana	Olsen Securities Corp.	N/A	N/A	43%	65%	57%

Hillcrest Heights, L.P.	Marshalltown, Iowa	WNC & Associates	97%	91%	100%	97%	94%

Hughes Villas Limited Partnership	Hughes, Arkansas	Billy Wayne Bunn	90%	70%	95%	90%	100%

Mansur Wood Living Center, L.P.	Carbon Cliff, Illinois	Elderly Living Development, Inc.	100%	100%	100%	100%	100%

Mark Twain Senior Community Limited Partnership	Oakland, California	Thomas P. Lam and Marilyn S. Lam	94%	89%	95%	99%	98%

A-5

			Occupancy Rates As of December 31,
Local Limited Partnership Name	Location	General Partner Name	2012	2011	2010	2009	2008

Murfreesboro Villas Limited Partnership	Murfreesboro, Arkansas	Murfreesboro Industrial Development Corporation	N/A	N/A	N/A	N/A	67%

Spring Valley Terrace Apartments, LLC	Mayer, Arizona	Spring Valley Terrace, Inc.	85%	75%	70%	75%	90%

United Development Co., L.P. - 97.1	Memphis, Tennessee	Harold E. Buehler, Sr. and Jo Ellen Buehler	**	93%	98%	98%	98%

United Development Co., L.P. - 97.2	Memphis, Tennessee	Harold E. Buehler, Sr. and Jo Ellen Buehler	**	95%	90%	90%	95%

			92%	90%	91%	91%	87%

N/A – The Local Limited Partnership was sold as of the respective year end.

** The Partnership was unable to obtain the occupancy rate as of the respective year end. See Note 2 to the financial statements for more information.

A-6

ANNEX B - ANNUAL FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

With the exception of the discussion regarding historical information, this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains forward looking statements. Such statements are based on current expectations subject to uncertainties and other factors which may involve known and unknown risks that could cause actual results of operations to differ materially from those projected or implied. Further, certain forward-looking statements are based upon assumptions about future events which may not prove to be accurate.

Risks and uncertainties inherent in forward looking statements include, but are not limited to, the Partnership’s future cash flows and ability to obtain sufficient financing, level of operating expenses, conditions in the Low Income Housing Tax Credits property market and the economy in general, changes in law rules and regulations, and legal proceedings. Historical results are not necessarily indicative of the operating results for any future period.

Subsequent written and oral forward looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by cautionary statements in this Consent Solicitation Statement and in reports filed with the Securities and Exchange Commission. The following discussion should be read in conjunction with the financial statements and the notes thereto included elsewhere in this Annex B.

Critical Accounting Policies and Certain Risks and Uncertainties

The Partnership believes that the following discussion addresses the Partnership’s most significant accounting policies, which are the most critical to aid in fully understanding and evaluating the Partnership’s reported financial results, and certain of the Partnership’s risks and uncertainties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Method of Accounting for Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable. Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the product of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and any estimated residual value to the Partnership. If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment account and were being amortized over 30 years (See Notes 2 and 3 to the financial statements).

“Equity in losses of Local Limited Partnerships” for each year ended March 31 has been recorded by the Partnership based on the twelve months of reported results provided by the Local Limited Partnerships for each year ended December 31. Equity in losses from the Local Limited Partnerships allocated to the Partnership is not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships report net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended.

B-1

Distributions received from the Local Limited Partnerships are accounted for as a reduction of the investment balance. Distributions received after the investment has reached zero are recognized as distribution income.

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership’s interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership’s balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership’s exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

Impact of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (FASB) issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modified the consolidation model to one based on control and economics, and replaced quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIEs economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment was effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Partnership’s financial statements.

In May 2011, the FASB issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Partnership’s financial statements.

B-2

Certain Risks and Uncertainties

See Note 1 to the financial statements.

All of the Low Income Housing Tax Credits anticipated to be realized from the Local Limited Partnerships have been realized. The Partnership does not anticipate being allocated any Low Income Housing Tax Credits from the Local Limited Partnerships in the future. Until all Local Limited Partnerships have completed the Compliance Period, risks exist for potential recapture of prior Low Income Housing Tax Credits.

To date, certain Local Limited Partnerships have incurred significant operating losses and have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partners may be required to sustain the operations of such Local Limited Partnerships. If additional capital contributions are not made when they are required, the Partnership’s investment in certain of such Local Limited Partnerships could be lost, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Anticipated future and existing cash resources of the Partnership are not sufficient to pay existing liabilities of the Partnership. However, substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates. Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership. The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

Financial Condition

The Partnership’s assets at March 31, 2013 consisted of $28,000 in cash and $16,000 in other assets. Liabilities at March 31, 2013 consisted of $1,170,000 of accrued fees and expenses due to the General Partner and affiliates (see “Future Contractual Cash Obligations” below) and $11,000 in accounts payable.

Results of Operations

Year Ended March 31, 2013 Compared to Year Ended March 31, 2012 The Partnership’s net loss for the year ended March 31, 2013 was $(99,000), reflecting a decrease of $40,000 from the net loss experienced for the year ended March 31, 2012 of $(139,000). The decrease in net loss is due in part to the $24,000 increase in gain on sale of Local Limited Partnerships during the year ended March 31, 2013. Two Local Limited Partnerships were sold during the year ended March 31, 2013 compared to no sales during the year ended March 31, 2012. Legal and accounting expenses decreased by $2,000 for the year ended March 31, 2013 due to the timing of the accounting work performed. Asset management fees decreased by $7,000 for the year ended March 31, 2013 due to the fact that the fees are calculated based on the value of invested assets, which decreased due to the sales of Local Limited Partnerships. There was a $(9,000) decrease in other expenses for the year ended March 31, 2013 due to asset management inspection fees related to troubled properties in the prior year that were not incurred during the current year. Reporting fees decreased by $(2,000) for the year ended March 31, 2013. Local Limited Partnerships pay the reporting fees to the Partnership when the Local Limited Partnerships’ cash flow will allow for the payment.

Year Ended March 31, 2012 Compared to Year Ended March 31, 2011 The Partnership’s net loss for the year ended March 31, 2012 was $(139,000), reflecting a decrease of $274,000 from the net loss experienced for the year ended March 31, 2011 of $(413,000). The decrease in net loss is largely due to a decrease of $195,000 in impairment loss for the year ended March 31, 2012. There was also a decrease of $86,000 in equity in losses of Local Limited Partnerships for the year ended March 31, 2012. As of March 31, 2011, all investment balances in Local Limited Partnerships reached zero, therefore no further impairment or equity in losses could be recorded. Legal and accounting expenses decreased by $51,000 for the year ended March 31, 2012 due to the timing of the accounting work performed. Asset management fees decreased by $5,000 for the year ended March 31, 2012 due to the fact that the fees are calculated based on the value of invested assets, which decreased due to the sales of Local Limited Partnerships in the prior year. There was an $(18,000) increase in other expenses for the year ended March 31, 2012 due to the fact that the Partnership outsourced a portion of the data entry management to increase efficiency. Reporting fees decreased by $(2,000) for the year ended March 31, 2012. Local Limited Partnerships pay the reporting fees to the Partnership when the Local Limited Partnerships’ cash flow will allow for the payment. The gain on sale of investments in Local Limited Partnerships decreased by $(44,000) for the year ended March 31, 2012 due to the fact that no Local Limited Partnerships were sold during the year ended March 31, 2012 compared to two sales during the year ended March 31, 2011.

B-3

Liquidity and Capital Resources

Year Ended March 31, 2013 Compared to Year Ended March 31, 2012 The net increase in cash during the year ended March 31, 2013 was $6,000 compared to the net decrease in cash for the year ended March 31, 2012 of $(8,000). The Partnership reimbursed the General Partner or an affiliate $(23,000) for expenses paid on its behalf during the year ended March 31, 2013 compared to no reimbursements made during the year ended March 31, 2012. The Partnership paid accrued asset management fees of $(13,000) during the year ended March 31, 2013 compared to $(10,000) paid during the year ended March 31, 2012. Additionally, the Partnership received no proceeds from the sale of Local Limited Partnerships for the year ended March 31, 2012 compared to the $24,000 received from the sales of two Local Limited Partnerships during the year ended March 31, 2013. Reporting fees decreased by $(2,000) for the year ended March 31, 2013 as discussed above.

Year Ended March 31, 2012 Compared to Year Ended March 31, 2011 The net decrease in cash for both the years ended March 31, 2012 was $(8,000). The Partnership reimbursed the General Partner or an affiliate $(43,000) for expenses paid on its behalf during the year ended March 31, 2011 compared to no reimbursements made during the year ended March 31, 2012. The Partnership paid accrued asset management fees of $(10,000) during the year ended March 31, 2012 compared to $(18,000) paid during the year ended March 31, 2011. Additionally, the Partnership received $44,000 from the sale of investments in Local Limited Partnerships for the year ended March 31, 2011 compared to no sales proceeds received during the year ended March 31, 2012. The Partnerships paid $(4,000) of accrued expenses during the year ended March 31, 2012 compared to no such payments during the year ended March 31, 2011. Reporting fees decreased by $(2,000) for the year ended March 31, 2012 as discussed above.

Accrued payables, which consist primarily of related party management fees due to the General Partner, increased by approximately $110,000, $55,000, and $119,000 for the years ended March 31, 2013, 2012 and 2011, respectively. The General Partner does not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of future foreseeable working capital requirements of the Partnership.

The Partnership currently has insufficient working capital to fund its operations. Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through June 30, 2014.

Other Matters

On September 13, 2011, the Partnership was notified by legal counsel for the Local General Partner of United Development Co., L.P. – 97.1 (“UD 97.1”) and United Development Co., L.P. – 97.2 (“UD 97.2”) that the Local General Partner is being sued by the lender, Wells Fargo Bank (Wells Fargo), for being in default of past due property taxes. Wells Fargo confirmed that the loans were current regarding mortgage payments, but due to the fact that the property taxes past due, they were suing to call all of the notes to be paid in full immediately. A meeting was held on November 22, 2012 with the county and city to review a new payment plan on the past due taxes. Associates has received a copy of the plan signed by the Local General Partner that provides for the payment of delinquent taxes and the refinancing of the property with the intention of removing Wells Fargo by 2015. As of the date of this report, the Local General partner has continued to comply with the agreements to pay the delinquent property taxes. A date has not been established for the receivership proceedings by Wells Fargo. The Partnership’s investment balance in these Local Limited Partnerships was $0 as of both March 31, 2013 and 2012.

Under the terms of the delinquent real estate tax repayment plan negotiated by the General Partner with the City and County, monthly combined payments of $41,000 per month were to be made, current year taxes were to be paid when due and an annual balloon payment was to be made each December 31st. The General Partner began making these monthly installments in January 2012 with all monthly installments being paid current through December 2012. The General Partner, however, failed to pay the 2012 taxes when due and also failed to make the December 31st balloon payment as required thus defaulting on the payment agreement. Wells Fargo, in turn, restored their motion for receivership and a court date of January 23, 2013 was established. After numerous discussions with the General Partner, it was clear the partner lacked the resources necessary to bring these delinquent payments current and a partner’s meeting was scheduled for January 11, 2013.

B-4

At this meeting of the partners, the Limited Partner and the Special Limited Partner both voted to remove the General Partner for cause. The General Partner refused to recognize the vote so the Partnership filed a Temporary Restraining Order to prevent the removed General Partner from interfering with the transition to the new General Partner. Due to the poor condition of the books and records and other financial demands of these partnerships, the replacement General Partner has elected to file for bankruptcy. Local bankruptcy counsel has been hired, all filings are prepared and the actual filing occurred on January 22, 2013.

The Partnership is not obligated to fund advances to the Local Limited Partnerships. Occasionally, when Local Limited Partnerships encounter operational issues the Partnership may decide to advance funds to assist the Local Limited Partnership with its operational issues.

As of the end of all periods presented, the Partnership had advanced $32,623 to one Local Limited Partnership, Hillcrest Heights, L.P. in which the Partnership is a limited partner. These advances were used to pay for the property taxes and operational expenses. All advances were reserved in full in the year they were advanced.

As of the end of all periods presented, the Partnership had advanced $279,580 to one Local Limited Partnership, Mansur Wood, in which the Partnership is a limited partner. These advances were used to pay for the accounting fees, property taxes and operational expenses. All advances were reserved in full in the year they were advanced.

Future Contractual Cash Obligations

The following table summarizes the Partnership’s future contractual cash obligations as of March 31, 2013:

	2014	2015	2016	2017	2018	Thereafter	Total

Asset management fees (1)	$1,218,623	$48,440	$48,440	$48,440	$48,440	$1,646,960	$3,059,343
Total contractual cash obligations	$1,218,623	$48,440	$48,440	$48,440	$48,440	$1,646,960	$3,059,343

(1)	Asset management fees are payable annually until termination of the Partnership, which is to occur no later than 2052. The estimate of the fees payable included herein assumes the retention of the Partnership’s interest in all Housing Complexes until 2052. Amounts due to the General Partner as of March 31, 2013 have been included in the 2014 column. The General Partner does not anticipate that these fees will be paid until such time as capital reserves are in excess of the aggregate of the existing contractual obligations and the anticipated future foreseeable obligations of the Partnership.

For additional information regarding asset management fees, see Note 3 to the financial statements included elsewhere herein.

Off-Balance Sheet Arrangements

The Partnerships has no off-balance sheet arrangements.

Impact of Recent Accounting Pronouncements

See Note 1 to the financial statements.

B-5

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

B-6

Report of Independent Registered Public Accounting Firm

To the Partners

WNC Housing Tax Credit Fund VI, L.P., Series 5

We have audited the accompanying balance sheet of WNC Housing Tax Credit Fund VI, L.P., Series 5 (the Partnership) as of March 31, 2013, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WNC Housing Tax Credit Fund VI, L.P., Series 5 as of March 31, 2013, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule listed under Item 15(a)(2) in the index related to the year ended March 31, 2013 is presented for the purpose of complying with the Securities and Exchange Commission’s rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial statement data required to be set forth therein in relation to the basic financial statements taken as a whole.

/s/ CohnReznick, LLP

Bethesda, Maryland

June 18, 2013

B-7

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Partners

WNC Housing Tax Credit Fund VI, L.P., Series 5

We have audited the accompanying balance sheet of WNC Housing Tax Credit Fund VI, L.P., Series 5 (the Partnership) as of March 31, 2012, and the related statements of operations, partners’ equity (deficit) and cash flows for each of the years in the two-year period ended March 31, 2012. The Partnership’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain local limited partnerships which investments represent $0 of the total Partnership assets as of March 31, 2012 and $0 and $(69,454) of the total Partnership loss for the years ended March 31, 2012 and 2011, respectively. Those statements were audited by other auditors, whose reports have been furnished to us, and our opinion, insofar as it relates to those local limited partnerships, is based solely on the reports of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of WNC Housing Tax Credit Fund, VI, L.P,, Series 5 as of March 31, 2012, and the results of its operations and its cash flows for each of the years in the two-year period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed under Item 15(a)(2) in the index related to the years above are presented for the purpose of complying with the Securities and Exchange Commission’s rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied to the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial statement data required to be set forth therein in relation to the basic financial statements taken as a whole.

/s/ Reznick Group, P.C.

Bethesda, Maryland
June 22, 2012

B-8

INDEPENDENT AUDITOR’S REPORT

To the Partners

MANSUR WOOD LIVING CENTER, L.P.

Bettendorf, Iowa

We have audited the accompanying balance sheets of MANSUR WOOD LIVING CENTER, L.P. as of December 31, 2010 and 2009 and the related statements of operations, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MANSUR WOOD LIVING CENTER, L.P. as of December 31, 2010 and 2009 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ PAILET, MEUNIER and LeBLANC, L.L.P.
Metairie, Louisiana
April 27, 2011

B-9

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

BALANCE SHEETS

	March 31,

	2013	2012

ASSETS

Cash	$27,618	$22,005
Other assets	16,350	-

Total Assets	$43,968	$22,005

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

Liabilities:
Accounts payable	$10,609	$-
Accrued fees and expenses due to General Partner and affiliates (Note 3)	1,170,183	1,059,790

Total Liabilities	1,180,792	1,059,790

Partners’ Equity (Deficit):
General Partner	3,647	4,637
Limited Partners (25,000 Partnership Units authorized; 24,903 and 25,000 Partnership Units issued and outstanding, respectively)	(1,140,471)	(1,042,422)

Total Partners’ Equity (Deficit)	(1,136,824)	(1,037,785)

Total Liabilities and Partners’ Equity (Deficit)	$43,968	$22,005

See accompanying notes to financial statements

B-10

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

STATEMENTS OF OPERATIONS

	For the Years Ended March 31,

	2013	2012	2011
Operating income:
Reporting fees	$-	$2,200	$4,000

Total operating income	-	2,200	4,000

Operating expenses and loss:
Impairment loss (Note 2)	-	-	195,226
Asset management fees (Note 3)	53,500	60,583	66,048
Legal and accounting	51,740	53,307	104,802
Other	18,117	26,821	8,490

Total operating expenses and loss	123,357	140,711	374,566

Loss from operations	(123,357)	(138,511)	(370,566)

Gain on sale of Local Limited Partnerships	24,314	-	43,560

Equity in losses of Local Limited Partnerships (Note 2)	-	-	(85,966)

Interest income	4	4	6

Net loss	$(99,039)	$(138,507)	$(412,966)

Net loss allocated to:
General Partner	$(990)	$(1,385)	$(4,130)

Limited Partners	$(98,049)	$(137,122)	$(408,836)

Net loss per Partnership Unit	$(3.94)	$(5.48)	$(16.35)

Outstanding weighted Partnership Units	24,903	25,000	25,000

See accompanying notes to financial statements

B-11

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

STATEMENTS OF PARTNERS’ EQUITY (DEFICIT)

For The Years Ended March 31, 2013, 2012 and 2011

	General Partner	Limited Partners	Total

Partners’ deficit at March 31, 2010	$(69,848)	$(496,464)	$(566,312)

Net loss	(4,130)	(408,836)	(412,966)

Partner’s deficit at March 31, 2011	(73,978)	(905,300)	(979,278)

Contributions	80,000	-	80,000

Net loss	(1,385)	(137,122)	(138,507)

Partner’s equity (deficit) at March 31, 2012	4,637	(1,042,422)	(1,037,785)

Net loss	(990)	(98,049)	(99,039)

Partner’s equity (deficit) at March 31, 2013	$3,647	$(1,140,471)	$(1,136,824)

See accompanying notes to financial statements

B-12

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

STATEMENTS OF CASH FLOWS

	For the Years Ended March 31,

	2013	2012	2011

Cash flows from operating activities:
Net loss	$(99,039)	$(138,507)	$(412,966)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment loss	-	-	195,226
Gain on sale of Local Limited Partnerships	(24,314)	-	(43,560)
Equity in losses of Local Limited Partnerships	-	-	85,966
Increase in other assets	(16,350)	-	-
Increase (decrease) in accrued expenses	-	(3,940)	3,940
Increase in accounts payable	10,609	-	-
Increase in accrued fees and expenses due to General Partner and affiliates	110,393	134,652	119,339

Net cash used in operating activities	(18,701)	(7,795)	(52,055)

Cash flows from investing activities:
Net proceeds from sale of investments in Local Limited Partnerships	24,314	-	43,560

Net cash provided by investing activities	24,314	-	43,560

Net increase (decrease) in cash	5,613	(7,795)	(8,495)

Cash, beginning of period	22,005	29,800	38,295

Cash, end of period	$27,618	$22,005	$29,800

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Taxes paid	$-	$800	$800

NON-CASH FINANCING ACTIVITIES
General Partner equity balance was increased and accrued fees and expenses due to the General Partner was decreased as a result of forgiveness of debt by the General Partner.	$-	$80,000	$-

See accompanying notes to financial statements

B-13

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 5, a California Limited Partnership (the “Partnership”), was formed on March 3, 1997 under the laws of the State of California. The Partnership was formed to acquire limited partnership interests in other limited partnerships or limited liability companies (“Local Limited Partnerships”) which owns multi-family housing complexes (“Housing Complexes”) that are eligible for Federal low income housing tax credits (“Low Income Housing Tax Credits”). The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complexes. Each Local Limited Partnership is governed by its agreement of limited partnership or limited liability operating agreement (the “Local Limited Partnership Agreement”).

WNC & Associates, Inc. is the general partner of the Partnership (the “General Partner” or “Associates”). The chairman and president owns all of the outstanding stock of Associates. The business of the Partnership is conducted primarily through Associates, as the Partnership has no employees of its own.

The Partnership shall continue to be in full force and effect until December 31, 2052 unless terminated prior to that date pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership, and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes, of the partners.

The Partnership Agreement authorized the sale of up to 25,000 units of Limited Partnership interest (“Partnership Units”) at $1,000 per Partnership Unit. The offering of Partnership Units has concluded and 25,000 Partnership Units, representing subscriptions in the amount of $24,918,175, net of discounts of $54,595 for volume purchases and dealer discounts of $27,230 had been accepted. The General Partner has a 1% interest in operating profits and losses, taxable income and losses, in cash available for distribution from the Partnership and Low Income Housing Tax Credits of the Partnership. As of March 31, 2013, a total of 24,903 Partnership Units remain outstanding. The investors in the Partnership (“Limited Partners”) will be allocated the remaining 99% of these items in proportion to their respective investments.

The proceeds from the disposition of any of the Local Limited Partnership properties will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement. Any remaining proceeds will then be paid to the Partnership. The sale of a Housing Complex may be subject to other restrictions and obligations. Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex. Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership. Should such distributions occur, the Limited Partners will be entitled to receive distributions equal to their capital contributions and their return on investment (as defined in the Partnership Agreement) and the General Partner would then be entitled to receive proceeds equal to its capital contributions from the remainder. Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

B-14

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks. These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments. Some of those risks include the following:

The Low Income Housing Tax Credits rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction. Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners. Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives. Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years (the “Compliance Period”), the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations. Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken. The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar properties, and neighborhood conditions, among others.

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to the Limited Partners could be reduced if the IRS were successful in such a challenge. The alternative minimum tax could reduce tax benefits from an investment in the Partnership. Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

All of the Low Income Housing Tax Credits anticipated to be realized from the Local Limited Partnerships have been realized. The Partnership does not anticipate being allocated any Low Income Housing Tax Credits from the Local Limited Partnerships in the future. Until all Local Limited Partnerships have completed the 15 year Low Income Housing Tax Credit Compliance Period, risks exist for potential recapture of prior Low Income Housing Tax Credits received.

B-15

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Partnership currently has insufficient working capital to fund its operations. Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through June 30, 2014.

Anticipated future and existing cash resources of the Partnership are not sufficient to pay existing liabilities of the Partnership. However, substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or its affiliates. Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership. The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits. The initial programs have completed their Compliance Periods.

Upon the sale of a Local Limited Partnership Interest or Housing Complex after the end of the Compliance Period, there would be no recapture of Low Income Housing Tax Credits. A sale prior to the end of the Compliance Period could result in recapture if certain conditions are met.

With that in mind, the General Partner is continuing its review of the Housing Complexes. The review considers many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or re-syndication, the Partnership expects to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership. Local Limited Partnership Interests may be disposed of any time by the General Partner in its discretion. While liquidation of the Housing Complexes continues to be evaluated, the dissolution of the Partnership was not imminent as of March 31, 2013. As of March 31, 2013, six of the Housing Complexes had completed their 15 year Compliance Period.

Upon management of the Partnership identifying a Local Limited Partnership for disposition, costs incurred by the Partnership in preparation for the disposition are deferred. Upon the sale of the Local Limited Partnership Interest, the Partnership nets the costs that had been deferred against the proceeds from the sale in determining the gain or loss on the sale of the Local Limited Partnership. Deferred disposition costs are included in other assets on the balance sheets.

The proceeds from the disposition of any of the Housing Complexes will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement. Any remaining proceeds will then be paid to the partners of the Local Limited Partnership, including the Partnership, in accordance with the terms of the particular Local Limited Partnership Agreement. The sale of a Housing Complex may be subject to other restrictions and obligations. Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex. Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership. Should such distributions occur, the Limited Partners will be entitled to receive distributions from the proceeds remaining after payment of Partnership obligations and funding of reserves, equal to their capital contributions and their return on investment (as defined in the Partnership Agreement). The General Partner would then be entitled to receive proceeds equal to their capital contributions from the remainder. Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

B-16

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

As of March 31, 2012, the Partnership had sold its Local Limited Partnership Interest in Murfreesboro Villas, L.P., Concord Apartment Partners, L.P., Chillicothe Plaza Apartments, L.P. and Enhance, L.P.

During the year ended March 31, 2013, the Local Limited Partnership interest in El Reno Housing Associates L.P. (El Reno) was sold to an affiliate for $31,000. El Reno was appraised for $1,960,000 and had a mortgage note balance of $3,305,749 as of December 31, 2011. The Partnership incurred $3,500 in appraisal expenses and $1,991 of legal expenses which were netted against the proceeds from the sale in calculating the gain on the sale. The Partnership’s investment balance was zero at the time of sale; therefore a gain of $25,509 was recorded during the year ended March 31, 2013. The $31,000 of cash proceeds were used as follows: $13,000 in accrued asset management fees were paid, $13,000 went towards unpaid operating expense and advances, and $5,000 was placed in the Partnership’s reserve for future operating expenses. No cash distribution was made to the Limited Partners as a result of this sale. The Compliance Period for El Reno expires in 2014. The purchaser has guaranteed the Local Limited Partnership will stay in compliance with the Low Income Housing Tax Credit code, therefore there is no risk of recapture.

During the year ended March 31, 2013, the Local Limited Partnership interest in Austin Gateway, Ltd. (Austin Gateway) was sold to an affiliate with no proceeds received from the sale. The Partnership incurred $1,195 of legal expenses which was netted against the proceeds from the sale in calculating the loss on the sale. The Partnership’s investment balance was zero at the time of sale, therefore a loss of $1,195 was recorded during the year ended March 31, 2013. The Compliance Period has been completed, and therefore there is no risk of recapture and investor approval was not required.

As of March 31, 2013, Bradley Villas, L.P., Hillcrest Heights, L.P., Hughes Villas, L.P., Mark Twain Senior Community, L.P., Spring Valley Terrace Apartments, LLC, United Development Co., L.P. – 97.1, and United Development Co., L.P. 97.2 were identified for disposition. Contracts have been drafted and are currently under review by potential purchasers of the Limited Partnership interests. As of the date of this report, the estimated purchase prices are still unknown for all seven properties.

Method of Accounting For Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable. Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocable to the Partnership and any estimated residual value to the Partnership. If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment account and were being amortized over 30 years (See Notes 2 and 3).

B-17

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

“Equity in losses of Local Limited Partnerships” for each year ended March 31 have been recorded by the Partnership based on the twelve months of reported results provided by the Local Limited Partnerships for each year ended December 31. Equity in losses from the Local Limited Partnerships allocated to the Partnership is not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships report net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended.

Distributions received from the Local Limited Partners are accounted for as a reduction of the investment balance. Distributions received after the investment has reached zero are recognized as distribution income. As of March 31, 2013, all investment accounts in Local Limited Partnerships had reached zero.

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (“VIE”) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership’s interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership’s balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership’s exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. For all periods presented, the Partnership had no cash equivalents.

B-18

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Reporting Comprehensive Income

The Partnership had no items of other comprehensive income for the periods presented.

Net Loss Per Partnership Unit

Net loss per Partnership Unit includes no dilution and is computed by dividing loss allocated to Limited Partners by the weighted average Partnership Units outstanding during the period. Calculation of diluted net loss per Partnership Unit is not required.

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships. The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships. Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

Impairment

The Partnership reviews its investments in Local Limited Partnership for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value of such investments may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the investment to the sum of the total amount of the remaining Low Income Housing Tax Credits allocated to the Partnership and any estimated residual value of the investment. As of March 31, 2009, all Local Limited Partnerships were not considered to have any residual value in consideration of the economic circumstances. For the years ended March 31, 2013, 2012 and 2011, impairment loss related to investments in Local Limited Partnerships was $0, $0, and $195,226, respectively.

Impact of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (FASB) issued an amendment to the accounting and disclosure requirements for the consolidation of VIEs. The amended guidance modified the consolidation model to one based on control and economics, and replaced quantitative primary beneficiary analysis with a qualitative analysis. The primary beneficiary of a VIE will be the entity that has (1) the power to direct the activities of the VIE that most significantly impact the VIEs economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the amended guidance requires continual reconsideration of the primary beneficiary of a VIE and adds an additional reconsideration event for determination of whether an entity is a VIE. Additionally, the amendment requires enhanced and expanded disclosures around VIEs. This amendment was effective for fiscal years beginning after November 15, 2009. The adoption of this guidance on April 1, 2010 did not have a material effect on the Partnership’s financial statements.

B-19

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In May 2011, the FASB issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Partnership’s financial statements.

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of March 31, 2013 and 2012, the Partnership owns Local Limited Partnership interests in 9 and 11 Local Limited Partnerships, respectively, each of which owns one Housing Complex consisting of an aggregate 413 and 523 apartment units, respectively. The respective Local General Partners of the Local Limited Partnerships manage the day to day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership. The Partnership, as a limited partner, is generally entitled to 99.9%, as specified in the Local Limited Partnership agreements, of the operating profits and losses, taxable income and losses, and Low Income Housing Tax Credits of the Local Limited Partnerships.

The Partnership’s investments in Local Limited Partnerships as shown in the balance sheets at March 31, 2013 and 2012, is approximately $2,807,000 and $2,938,000, respectively, less than the Partnership’s equity at the preceding December 31 as shown in the Local Limited Partnerships’ combined financial statements presented below. This difference is primarily due to unrecorded losses as discussed below, and acquisition, selection and other costs related to the acquisition of the investments which have been capitalized in the Partnership’s investment account along with impairment losses recorded in the Partnership’s investment account.

At March 31, 2013 and 2012, the investment accounts in the Local Limited Partnerships have reached a zero balance. Consequently, a portion of the Partnership’s estimate of its share of losses for the years ended March 31, 2013, 2012 and 2011, amounting to approximately $717,000 $931,000, and $929,000, respectively, has not been recognized. As of March 31, 2013, the aggregate share of net losses not recognized by the Partnership amounted to $2,862,000.

The following is a summary of the equity method activity of the investments in Local Limited Partnerships for periods presented:

	For the Years Ended March 31,

	2013	2012	2011

Investments per balance sheet, beginning of year	$-	$-	$281,192
Impairment loss	-	-	(195,226)
Equity in losses of Local Limited Partnerships	-	-	(85,966)

Investments per balance sheet, end of year	$-	$-	$-

B-20

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

The financial information from the individual financial statements of the Local Limited Partnerships includes rental and interest subsidies. Rental subsidies are included in total revenues and interest subsidies are generally netted against interest expense. Approximate combined condensed financial information from the individual financial statements of the Local Limited Partnerships as of December 31 and for the years then ended is as follows:

COMBINED CONDENSED BALANCE SHEETS

	2012	2011

ASSETS

Buildings and improvements (net of accumulated depreciation as of December 31, 2012 and 2011 of $11,780,000 and $14,256,000 , respectively)	$12,922,000	$16,982,000
Land	521,000	608,000
Other assets	627,000	1,004,000

Total assets	$14,070,000	$18,594,000

LIABILITIES

Mortgage loans payable	$8,613,000	$12,469,000
Due to related parties	1,282,000	2,023,000
Other liabilities	1,374,000	1,166,000

Total liabilities	11,269,000	15,658,000

PARTNERS’ EQUITY (DEFICIT)

WNC Housing Tax Credit Fund VI, L.P., Series 5	2,807,000	2,938,000
Other partners	(6,000)	(2,000)

Total partners’ equity (deficit)	2,801,000	2,936,000

Total liabilities and partners’ equity (deficit)	$14,070,000	$18,594,000

B-21

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

COMBINED CONDENSED STATEMENTS OF OPERATIONS

	2012	2011	2010

Revenues	$2,393,000	$2,985,000	$3,016,000

Expenses:
Operating expenses	1,809,00	2,285,000	2,156,000
Interest expense	481,000	579,000	732,000
Depreciation and amortization	826,000	1,058,000	1,148,000

Total expenses	3,116,000	3,922,000	4,036,000

Net loss	$(723,000)	$(937,000)	$(1,020,000)

Net loss allocable to the Partnership	$(717,000)	$(931,000)	$(1,015,000)

Net loss recorded by the Partnership	$-	$-	$(86,000)

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership and/or the Local General Partners may be required to sustain operations of such Local Limited Partnerships. If additional capital contributions are not made when they are required, the Partnership’s investment in certain of such Local Limited Partnerships could be impaired, and the loss and recapture of the related Low Income Housing Tax Credits could occur.

Troubled Housing Complexes

On September 13, 2011, the Partnership was notified by legal counsel for the Local General Partner of United Development Co., L.P. – 97.1 (“UD 97.1”) and United Development Co., L.P. – 97.2 (“UD 97.2”) that the Local General Partner is being sued by the lender, Wells Fargo Bank (Wells Fargo), for being in default of past due property taxes. Wells Fargo confirmed that the loans were current regarding mortgage payments, but due to the fact that the property taxes past due, they were suing to call all of the notes to be paid in full immediately. A meeting was held on November 22, 2012 with the county and city to review a new payment plan on the past due taxes. Associates has received a copy of the plan signed by the Local General Partner that provides for the payment of delinquent taxes and the refinancing of the property with the intention of removing Wells Fargo by 2015. As of the date of this report, the Local General partner has continued to comply with the agreements to pay the delinquent property taxes. A date has not been established for the receivership proceedings by Wells Fargo. The Partnership’s investment balance in these Local Limited Partnerships was $0 as of both March 31, 2013 and 2012.

Under the terms of the delinquent real estate tax repayment plan negotiated by the General Partner with the City and County, monthly combined payments of $41,000 per month were to be made, current year taxes were to be paid when due and an annual balloon payment was to be made each December 31st. The General Partner began making these monthly installments in January 2012 with all monthly installments being paid current through December 2012. The General Partner, however, failed to pay the 2012 taxes when due and also failed to make the December 31st balloon payment as required thus defaulting on the payment agreement. Wells Fargo, in turn, restored their motion for receivership and a court date of January 23, 2013 was established. After numerous discussions with the General Partner, it was clear the partner lacked the resources necessary to bring these delinquent payments current and a partner’s meeting was scheduled for January 11, 2013. At this meeting of the partners, the Limited Partner and the Special Limited Partner both voted to remove the General Partner for cause. The General Partner refused to recognize the vote so the Partnership filed a Temporary Restraining Order to prevent the removed General Partner from interfering with the transition to the new General Partner. Due to the poor condition of the books and records and other financial demands of these partnerships, the replacement General Partner has elected to file for bankruptcy. Local bankruptcy counsel has been hired, all filings are prepared and the actual filing occurred on January 22, 2013.

B-22

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates for the following items:

Acquisition fees equal to 7% of the gross proceeds from the sale of Partnership Units as compensation for services rendered in connection with the acquisition of Local Limited Partnerships. At the end of all periods presented, the Partnership incurred acquisition fees of $1,750,000 which have been included in investments in Local Limited Partnerships. As of all periods presented, the acquisition fees were fully amortized or impaired. The Partnership evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the Partnership’s total investment balance after impairment of investments in Local Limited Partnerships to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and any estimated residual value of the investments. If an impairment loss related to the acquisition fees is recorded, the accumulated amortization is reduced to zero at that time.

Reimbursement of costs incurred by the General Partner or an affiliate in connection with the acquisition of the Local Limited Partnerships. These reimbursements have not exceeded 1.5% of the gross proceeds. As of the end of all periods presented, the Partnership had incurred acquisition costs of $185,734 which have been included in investments in Local Limited Partnerships. As of all periods presented, the acquisition costs were fully amortized or impaired. The Partnership evaluates its intangibles for impairment in connection with its investments in Local Limited Partnerships. Impairment on the intangibles is measured by comparing the Partnership’s total investment balance after impairment of investments in Local Limited Partnerships to the sum of the total of the remaining Low Income Housing Tax Credits allocated to the Partnership and any estimated residual value of the investments. If an impairment loss related to the acquisition fees is recorded, the accumulated amortization is reduced to zero at that time.

An annual asset management fee equal to 0.2% of the Invested Assets of the Partnership, as defined respectively. “Invested Assets” means the sum of the Partnership’s investment in Local Limited Partnership interests and the Partnership’s allocable share of mortgage loans on and other debts related to the Housing Complexes owned by such Local Limited Partnerships. Asset management fees of $53,500, $60,583, and $66,048 were incurred during the years ended March 31, 2013, 2012 and 2011, respectively, of which $13,000 $10,000, and $17,500 was paid during the years ended March 31, 2013, 2012 and 2011, respectively.

The Partnership reimbursed the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements were $23,000, $0, and $42,500 during the years ended March 31, 2013, 2012 and 2011, respectively.

B-23

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 3 - RELATED PARTY TRANSACTIONS, continued

A subordinated disposition fee in an amount equal to 1% of the sales price of real estate sold. Payment of this fee is subordinated to the limited partners receiving a preferred return of 12% through December 31, 2008 and 6% thereafter (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort. No such fee was incurred in the three year period ended March 31, 2013.

The accrued fees and expenses due to the General Partner and affiliates consist of the following at:

	March 31,
	2013	2012
Expenses paid by the General Partner or an affiliate on behalf of the Partnership	$241,357	$171,464
Advances made to the Partnership from the General Partner or affiliates	227,025	227,025
Asset management fee payable	701,801	661,301

Total	$1,170,183	$1,059,790

The General Partner and/or its affiliates do not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of the future foreseeable working capital requirements of the Partnership.

The Partnership currently has insufficient working capital to fund its operations. Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through June 30, 2014.

B-24

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 4 – QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following is a summary of the quarterly operations for the years ended March 31 (rounded):

	June 30	September 30	December 31	March 31

2013

Operating expenses	$(54,000)	$(26,000)	$(18,000)	$(25,000)

Loss from operations	(54,000)	(26,000)	(18,000)	(25,000)

Gain on sale of Local Limited Partnerships	-	24,000	-	-

Net loss	(54,000)	(2,000)	(18,000)	(25,000)

Net loss available to Limited Partners	(53,000)	(2,000)	(18,000)	(25,000)

Net loss per Partnership Unit	(2)	-	(1)	(1)

	June 30	September 30	December 31	March 31

2012

Income	$-	$-	$2,000	$-

Operating expenses	(30,000)	(42,000)	(37,000)	(32,000)

Loss from operations	(30,000)	(42,000)	(35,000)	(32,000)

Net loss	(30,000)	(42,000)	(35,000)	(32,000)

Net loss available to Limited Partners	(30,000)	(41,000)	(34,000)	(32,000)

Net loss per Partnership Unit	(1)	(2)	(1)	(1)

B-25

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS – CONTINUED

For the Years Ended March 31, 2013, 2012 and 2011

NOTE 4 – QUARTERLY RESULTS OF OPERATIONS (UNAUDITED), continued

	June 30	September 30	December 31	March 31

2011

Income	$-	$-	$4,000	$-

Operating expenses and loss	(214,000)	(27,000)	(49,000)	(85,000)

Loss from operations	(214,000)	(27,000)	(45,000)	(85,000)

Equity in losses of Local Limited Partnerships	(86,000)	-	-	-

Gain on sale of Local Limited Partnerships	-	-	20,000	24,000

Net loss	(300,000)	(27,000)	(25,000)	(61,000)

Net loss available to Limited Partners	(297,000)	(27,000)	(25,000)	(60,000)

Net loss per Partnership Unit	(12)	(1)	(1)	(2)

NOTE 5 - ADVANCES TO LOCAL LIMITED PARTNERSHIPS

The Partnership in total had voluntarily advanced $312,203, $874,416 and $874,416 as of each year ended March 31, 2013, 2012, and 2011, respectively, to three Local Limited Partnerships, El Reno Housing Associates, L.P., Hillcrest Heights, L.P. and Mansur Wood Living Center, L.P. All advances were reserved for in full during the year they were advanced. El Reno Housing Associates, L.P. was sold during the year ended March 31, 2013, therefore the advances and related reserves were written off.

NOTE 6 - CAPITAL CONTRIBUTION BY GENERAL PARTNER

During the year ended March 31, 2012, the Partnership was relieved of debt by the General Partner totaling $80,000. The Partnership had received $80,000 in cash advances from the General Partner to help cover operating expenses. The advances were deemed to be uncollectible by the General Partner and the debt was forgiven. The cancellation of debt was recorded by the Partnership as a capital contribution from the General Partner.

B-26

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2013

		As of March 31, 2013		As of December 31, 2012
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Apartment Housing of Theodore	Theodore, Alabama	$1,187,000	$1,187,000	$1,006,000	$63,000	$2,284,000	$983,000	$1,364,000

Bradley Villas Limited Partnership	Bradley, Arkansas	501,000	501,000	513,000	30,000	970,000	416,000	584,000

Hillcrest Heights, L.P.	Marshalltown, Iowa	609,000	609,000	385,000	30,000	1,193,000	479,000	744,000

Hughes Villas Limited Partnership	Hughes, Arkansas	182,000	182,000	724,000	12,000	975,000	435,000	552,000

Mansur Wood Living Center, L.P.	Carbon Cliff, Illinois	6,531,000	6,531,000	2,945,000	52,000	11,039,000	5,163,000	5,928,000

B-27

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2013

		As of March 31, 2013		As of December 31, 2012
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Mark Twain Senior Community Limited Partnership	Oakland, California	740,000	740,000	1,207,000	130,000	2,869,000	1,801,000	1,198,000

Spring Valley Terrace Apartments, LLC	Mayer, Arizona	716,000	716,000	691,000	39,000	1,410,000	525,000	924,000

United Development Co., L.P. - 97.1	Memphis, Tennessee	1,845,000	1,845,000	814,000	100,000	3,000,000	1,492,000	1,608,000

United Development Co., L.P. - 97.2	Memphis, Tennessee	743,000	743,000	328,000	65,000	962,000	486,000	541,000
		$13,054,000	$13,054,000	$8,613,000	$521,000	$24,702,000	$11,780,000	$13,443,000

B-28

WNC Housing Tax Credit Fund VI, L.P., Series 5
Schedule III
Real Estate Owned by Local Limited Partnerships
March 31, 2013

	For the Year Ended December 31, 2012
Local Limited Partnership Name	Rental Income	Net Income (Loss)	Year Investment Acquired	Estimated Useful Life (Years)

Apartment Housing of Theodore	$177,000	$(70,000)	1998	40.0

Bradley Villas Limited Partnership	40,000	(53,000)	1998	40.0

Hillcrest Heights, L.P.	201,000	26,000	1998	27.0

Hughes Villas Limited Partnership	124,000	(29,000)	1998	40.0

Mansur Wood Living Center, L.P.	738,000	(390,000)	1998	27.5

Mark Twain Senior Community Limited Partnership	648,000	(19,000)	1998	27.5

Spring Valley Terrace Apartments, LLC	68,000	(42,000)	1997	40.0

United Development Co., L.P. - 97.1	252,000	(116,000)	1998	27.5

United Development Co., L.P. - 97.2	114,000	(30,000)	1998	27.5

	$2,362,000	$(723,000)

B-29

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2012

		As of March 31, 2012		As of December 31, 2011
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Apartment Housing of Theodore	Theodore, Alabama	$1,187,000	$1,187,000	$1,022,000	$63,000	$2,284,000	$919,000	$1,428,000

Austin Gateway, Ltd.	Austin, Texas	131,000	131,000	345,000	12,000	634,000	247,000	399,000

Bradley Villas Limited Partnership	Bradley, Arkansas	501,000	501,000	515,000	30,000	970,000	390,000	610,000

El Reno Housing Associates Limited Partnership	El Reno, Oklahoma	3,040,000	3,040,000	3,306,000	75,000	5,909,000	2,911,000	3,073,000

Hillcrest Heights, L.P.	Marshalltown, Iowa	609,000	609,000	425,000	30,000	1,193,000	451,000	772,000

Hughes Villas Limited Partnership	Hughes, Arkansas	182,000	182,000	719,000	12,000	975,000	412,000	575,000

Mansur Wood Living Center, L.P.	Carbon Cliff, Illinois	6,531,000	6,531,000	3,094,000	52,000	11,039,000	4,766,000	6,325,000

B-30

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2012

		As of March 31, 2012		As of December 31, 2011
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Mark Twain Senior Community Limited Partnership	Oakland, California	740,000	740,000	1,220,000	130,000	2,862,000	1,790,000	1,202,000

Spring Valley Terrace Apartments, LLC	Mayer, Arizona	716,000	716,000	698,000	39,000	1,410,000	491,000	958,000

United Development Co., L.P. - 97.1	Memphis, Tennessee	1,845,000	1,845,000	797,000	100,000	3,000,000	1,393,000	1,707,000

United Development Co., L.P. - 97.2	Memphis, Tennessee	743,000	743,000	328,000	65,000	962,000	486,000	541,000
		$16,225,000	$16,225,000	$12,469,,000	$608,000	$31,238,000	$14,256,000	$17,590,000

B-31

WNC Housing Tax Credit Fund VI, LP, Series 5
Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2012

	For the Year Ended December 31, 2011
Local Limited Partnership Name	Rental Income	Net Loss	Year Investment Acquired	Estimated Useful Life (Years)

Apartment Housing of Theodore	$171,000	$(57,000)	1998	40.0

Austin Gateway, Ltd.	81,000	(8,000)	2000	40.0

Bradley Villas Limited Partnership	51,000	(37,000)	1998	40.0

El Reno Housing Associates Limited Partnership	521,000	(166,000)	1998	40.0

Hillcrest Heights, L.P.	198,000	(1,000)	1998	27.0

Hughes Villas Limited Partnership	112,000	(18,000)	1998	40.0

Mansur Wood Living Center, L.P.	702,000	(404,000)	1998	27.5

Mark Twain Senior Community Limited Partnership	634,000	(80,000)	1998	27.5

Spring Valley Terrace Apartments, LLC	56,000	(42,000)	1997	40.0

United Development Co., L.P. - 97.1	296,000	(93,000)	1998	27.5

United Development Co., L.P. - 97.2	114,000	(31,000)	1998	27.5

	$2,936,000	$(937,000)

B-32

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2011

		As of March 31, 2011		As of December 31, 2010
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Apartment Housing of Theodore	Theodore, Alabama	$1,187,000	$1,187,000	$1,022,000	$63,000	$2,284,000	$855,000	$1,492,000

Austin Gateway, Ltd.	Austin, Texas	131,000	131,000	345,000	13,000	634,000	224,000	423,000

Bradley Villas Limited Partnership	Bradley, Arkansas	501,000	501,000	517,000	30,000	970,000	365,000	635,000

El Reno Housing Associates Limited Partnership	El Reno, Oklahoma	3,040,000	3,040,000	3,881,000	75,000	5,909,000	2,714,000	3,270,000

Enhance, L.P.	Baton Rouge, Louisiana	*	*	564,000	48,000	1,368,000	666,000	750,000

Hillcrest Heights, L.P.	Marshalltown, Iowa	609,000	609,000	442,000	30,000	1,193,000	422,000	801,000

Hughes Villas Limited Partnership	Hughes, Arkansas	182,000	182,000	724,000	12,000	975,000	388,000	599,000

Mansur Wood Living Center, L.P.	Carbon Cliff, Illinois	6,531,000	6,531,000	3,161,000	51,000	11,039,000	4,365,000	6,725,000

B-33

WNC Housing Tax Credit Fund VI, L.P., Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2011

		As of March 31, 2011		As of December 31, 2010
Local Limited Partnership Name	Location	Total Investment in Local Limited Partnership	Amount of Investment Paid to Date	Mortgage Balances of Local Limited Partnerships	Land	Building & Equipment	Accumulated Depreciation	Net Book Value

Mark Twain Senior Community Limited Partnership	Oakland, California	740,000	740,000	1,247,000	130,000	2,862,000	1,685,000	1,307,000

Spring Valley Terrace Apartments, LLC	Mayer, Arizona	716,000	716,000	701,000	39,000	1,410,000	456,000	993,000

United Development Co., L.P. - 97.1	Memphis, Tennessee	1,845,000	1,845,000	814,000	100,000	3,000,000	1,283,000	1,817,000

United Development Co., L.P. - 97.2	Memphis, Tennessee	743,000	743,000	390,000	65,000	1,039,000	526,000	578,000
		$16,225,000	$16,225,000	$13,808,000	$656,000	$32,683,000	$13,949,000	19,390,000

* The Local Limited Partnership Interest was sold subsequent to December 31, 2010 but prior to March 31, 2011

B-34

WNC Housing Tax Credit Fund VI, L.P. Series 5

Schedule III

Real Estate Owned by Local Limited Partnerships

March 31, 2011

	For the Year Ended December 31, 2010
Local Limited Partnership Name	Rental Income	Net Loss	Year Investment Acquired	Estimated Useful Life (Years)

Apartment Housing of Theodore	$165,000	$(48,000)	1998	40.0

Austin Gateway, Ltd.	81,000	(9,000)	2000	40.0

Bradley Villas Limited Partnership	41,000	(40,000)	1998	40.0

El Reno Housing Associates Limited Partnership	530,000	(214,000)	1998	40.0

Enhance, L.P.	65,000	(44,000)	2000	27.5

Hillcrest Heights, L.P.	189,000	(18,000)	1998	27.0

Hughes Villas Limited Partnership	124,000	(26,000)	1998	40.0

Mansur Wood Living Center, L.P.	691,000	(386,000)	1998	27.5

Mark Twain Senior Community Limited Partnership	634,000	(42,000)	1998	27.5

Spring Valley Terrace Apartments, LLC	48,000	(64,000)	1997	40.0

United Development Co., L.P. - 97.1	297,000	(108,000)	1998	27.5

United Development Co., L.P. - 97.2	106,000	(21,000)	1998	27.5

	$2,971,000	$(1,020,000)

B-35

ANNEX C - QUARTERLY FINANCIAL INFORMATION

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

C-1

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

CONDENSED BALANCE SHEETS

(unaudited)

	December 31, 2013	March 31, 2013

ASSETS

Cash	$17,010	$27,618
Investments in Local Limited Partnerships, net (Notes 2 and 3)	-	-
Other assets	22,857	16,350

Total Assets	$39,867	$43,968

LIABILITIES AND PARTNERS’ EQUITY (DEFICIT)

Liabilities:
Accounts payable	$-	$10,609
Accrued fees and expenses due to General Partner and affiliates (Note 3)	1,303,757	1,170,183

Total Liabilities	1,303,757	1,180,792

Partners’ Equity (Deficit):
General Partner
Limited Partners (25,000 Partnership Units authorized;	72,666	3,647
24,858 and 24,903 Partnership Units issued and outstanding, respectively)	(1,336,556)	(1,140,471)

Total Partners’ Equity (Deficit)	(1,263,890)	(1,136,824)

Total Liabilities and Partners’ Equity (Deficit)	$39,867	$43,968

See accompanying notes to condensed financial statements

C-2

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

CONDENSED STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended December 31, 2013 and 2012

(unaudited)

	2013		2012
	Three Months	Nine Months	Three Months	Nine Months

Operating expenses:
Asset management fees (Note 3)	$10,090	$34,310	$12,110	$41,390
Legal and accounting fees	14,612	143,329	4,479	43,734
Other	1,840	12,633	1,653	13,354

Total operating expenses	26,542	190,272	18,242	98,478

Loss from operations	(26,542)	(190,272)	(18,242)	(98,478)

Gain (loss) on sale of Local Limited Partnerships	(7,796)	(7,796)	-	24,314

Interest income	1	2	1	2

Net loss	$(34,337)	$(198,066)	$(18,241)	$(74,162)

Net loss allocated to:
General Partner	$(343)	$(1,981)	$(182)	$(742)

Limited Partners	$(33,994)	$(196,085)	$(18,059)	$(73,420)

Net loss per Partnership Unit	$(1)	$(8)	$(1)	$(3)

Outstanding weighted Partnership Units	24,858	24,858	25,000	25,000

See accompanying notes to condensed financial statements

C-3

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

CONDENSED STATEMENT OF PARTNERS’ EQUITY (DEFICIT)

For the Nine Months Ended December 31, 2013

(unaudited)

	General	Limited
	Partner	Partners	Total

Partners’ equity (deficit) at March 31, 2013	$3,647	$(1,140,471)	$(1,136,824)

Contributions (Note 5)	71,000	-	71,000

Net loss	(1,981)	(196,085)	(198,066)

Partners’ equity (deficit) at December 31, 2013	$72,666	$(1,336,556)	$(1,263,890)

See accompanying notes to condensed financial statements

C-4

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

CONDENSED STATEMENTS OF CASH FLOWS

For the Nine Months Ended December 31, 2013 and 2012

(unaudited)

	2013	2012

Cash flows from operating activities:
Net loss	$(198,066)	$(74,162)
Adjustments to reconcile net loss to net cash used in operating activities:
Decrease in accounts payable	(10,609)	-
Increase in other assets	(6,507)	-
(Gain) loss on sale of Local Limited Partnerships	7,796	(24,314)
Increase in accrued fees and expenses due to General Partner and affiliates	204,574	79,164

Net cash used in operating activities	(2,812)	(19,312)

Cash flows from investing activities:
Proceeds (payments) from sale of investments in Local Limited Partnerships	(7,796))	24,314

Net cash provided by (used in) investing activities	(10,608)	24,314

Net increase (decrease) in cash	(10,608)	5,002

Cash, beginning of period	27,618	22,005

Cash, end of period	$17,010	$27,007

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Taxes paid	$800	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES
Advances made to the Partnership by the General Partner in prior years were converted to General Partner equity.	$71,000	$-

See accompanying notes to condensed financial statements

C-5

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying condensed unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q for quarterly reports under Section 13 or 15(d) of the Securities Exchange Act of 1934. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended December 31, 2013 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2014. For further information, refer to the financial statements and footnotes thereto included in the Partnership’s annual report on Form 10-K for the fiscal year ended March 31, 2013.

Organization

WNC Housing Tax Credit Fund VI, L.P., Series 5 a California Limited Partnership (the “Partnership”), was formed on March 3, 1997 under the laws of the State of California. The Partnership was formed to acquire limited partnership interests in other limited partnerships (“Local Limited Partnerships”) which own multi-family housing complexes (“Housing Complexes”) that are eligible for Federal low income housing tax credits (“Low Income Housing Tax Credits”). The local general partners (the “Local General Partners”) of each Local Limited Partnership retain responsibility for maintaining, operating and managing the Housing Complexes. Each Local Limited Partnership is governed by its agreement of limited partnership (the “Local Limited Partnership Agreement”).

WNC & Associates, Inc. is the general partner of the Partnership (the “General Partner” or “Associates”). The chairman and president owns all of the outstanding stock of Associates. The business of the Partnership is conducted primarily through Associates, as the Partnership has no employees of its own.

The Partnership shall continue to be in full force and effect until December 31, 2052 unless terminated prior to that date pursuant to the partnership agreement or law.

The financial statements include only activity relating to the business of the Partnership, and do not give effect to any assets that the partners may have outside of their interests in the Partnership, or to any obligations, including income taxes, of the partners.

The Partnership Agreement authorized the sale of up to 25,000 units of limited partnership interest (“Partnership Units”) at $1,000 per Partnership Unit. The offering of Partnership Units has concluded and 25,000 Partnership Units, representing subscriptions in the amount of $24,918,175, net of discounts of $54,595 for volume purchases and dealer discounts of $27,230 had been accepted. The General Partner has a 1% interest in operating profits and losses, taxable income and losses, in cash available for distribution from the Partnership and Low Income Housing Tax Credits of the Partnership. As of December 31, 2013, a total of 24,858 Partnership units remain outstanding. The investors in the Partnership (“Limited Partners”) will be allocated the remaining 99% of these items in proportion to their respective investments.

The proceeds from the disposition of any of the Local Limited Partnership properties will be used first to pay debts and other obligations per the respective Local Limited Partnership Agreement. Any remaining proceeds will then be paid to the Partnership. The sale of a Housing Complex may be subject to other restrictions and obligations. Accordingly, there can be no assurance that a Local Limited Partnership will be able to sell its Housing Complex. Even if it does so, there can be no assurance that any significant amounts of cash will be distributed to the Partnership. Should such distributions occur, the Limited Partners will be entitled to receive distributions equal to their capital contributions and their return on investment (as defined in the Partnership Agreement) and the General Partner would then be entitled to receive proceeds equal to its capital contributions from the remainder. Any additional sale or refinancing proceeds will be distributed 90% to the Limited Partners (in proportion to their respective investments) and 10% to the General Partner.

C-6

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Risks and Uncertainties

An investment in the Partnership and the Partnership’s investments in Local Limited Partnerships and their Housing Complexes are subject to risks. These risks may impact the tax benefits of an investment in the Partnership, and the amount of proceeds available for distribution to the Limited Partners, if any, on liquidation of the Partnership’s investments. Some of those risks include the following:

The Low Income Housing Tax Credit rules are extremely complicated. Noncompliance with these rules results in the loss of future Low Income Housing Tax Credits and the fractional recapture of Low Income Housing Tax Credits already taken. In most cases the annual amount of Low Income Housing Tax Credits that an individual can use is limited to the tax liability due on the person’s last $25,000 of taxable income. The Local Limited Partnerships may be unable to sell the Housing Complexes at a price which would result in the Partnership realizing cash distributions or proceeds from the transaction. Accordingly, the Partnership may be unable to distribute any cash to its Limited Partners. Low Income Housing Tax Credits may be the only benefit from an investment in the Partnership.

The Partnership has invested in a limited number of Local Limited Partnerships. Such limited diversity means that the results of operation of each single Housing Complex will have a greater impact on the Partnership. With limited diversity, poor performance of one Housing Complex could impair the Partnership’s ability to satisfy its investment objectives. Each Housing Complex is subject to mortgage indebtedness. If a Local Limited Partnership failed to pay its mortgage, it could lose its Housing Complex in foreclosure. If foreclosure were to occur during the first 15 years (the “Compliance Period”), the loss of any remaining future Low Income Housing Tax Credits, a fractional recapture of prior Low Income Housing Tax Credits, and a loss of the Partnership’s investment in the Housing Complex would occur. The Partnership is a limited partner or non-managing member of each Local Limited Partnership. Accordingly, the Partnership will have very limited rights with respect to management of the Local Limited Partnerships. The Partnership will rely totally on the Local General Partners. Neither the Partnership’s investments in Local Limited Partnerships, nor the Local Limited Partnerships’ investments in Housing Complexes, are readily marketable. To the extent the Housing Complexes receive government financing or operating subsidies, they may be subject to one or more of the following risks: difficulties in obtaining tenants for the Housing Complexes; difficulties in obtaining rent increases; limitations on cash distributions; limitations on sales or refinancing of Housing Complexes; limitations on transfers of interests in Local Limited Partnerships; limitations on removal of Local General Partners; limitations on subsidy programs; and possible changes in applicable regulations. Uninsured casualties could result in loss of property and Low Income Housing Tax Credits and recapture of Low Income Housing Tax Credits previously taken. The value of real estate is subject to risks from fluctuating economic conditions, including employment rates, inflation, tax, environmental, land use and zoning policies, supply and demand of similar properties, and neighborhood conditions, among others.

The ability of Limited Partners to claim tax losses from the Partnership is limited. The IRS may audit the Partnership or a Local Limited Partnership and challenge the tax treatment of tax items. The amount of Low Income Housing Tax Credits and tax losses allocable to the Limited Partners could be reduced if the IRS were successful in such a challenge. The alternative minimum tax could reduce tax benefits from an investment in the Partnership. Changes in tax laws could also impact the tax benefits from an investment in the Partnership and/or the value of the Housing Complexes.

All of the Low Income Housing Tax Credits anticipated to be realized from the Local Limited Partnerships have been realized. The Partnership does not anticipate being allocated any Low Income Housing Tax Credits from the Local Limited Partnerships in the future. Until all Local Limited Partnerships have completed the 15 year Low Income Housing Tax Credit Compliance period, risks exist for potential recapture of prior Low Income Housing Tax Credits received.

C-7

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Partnership currently has insufficient working capital to fund its operations. Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through February 28, 2015.

Anticipated future and existing cash resources of the Partnership are not sufficient to pay existing liabilities of the Partnership. However, substantially all of the existing liabilities of the Partnership are payable to the General Partner and/or their affiliates. Though the amounts payable to the General Partner and/or its affiliates are contractually currently payable, the Partnership anticipates that the General Partner and/or its affiliates will not require the payment of these contractual obligations until capital reserves are in excess of the aggregate of then existing contractual obligations and then anticipated future foreseeable obligations of the Partnership. The Partnership would be adversely affected should the General Partner and/or its affiliates demand current payment of the existing contractual obligations and or suspend services for this or any other reason.

No trading market for the Partnership Units exists or is expected to develop. Limited Partners may be unable to sell their Partnership Units except at a discount and should consider their Partnership Units to be a long-term investment. Individual Limited Partners will have no recourse if they disagree with actions authorized by a vote of the majority of Limited Partners.

Exit Strategy

The Compliance Period for a Housing Complex is generally 15 years following construction or rehabilitation completion. Associates was one of the first in the industry to offer syndicated investments in Low Income Housing Tax Credits. The initial programs have completed their Compliance Periods.

Upon the sale of a Local Limited Partnership Interest or Housing Complex after the end of the Compliance Period, there would be no recapture of Low Income Housing Tax Credits. A sale prior to the end of the Compliance Period could result in recapture if certain conditions are not met. Six of the Housing Complexes have completed their Compliance Period as of December 31, 2013

With that in mind, the General Partner is continuing its review of the Housing Complexes. The review considers many factors, including extended use requirements (such as those due to mortgage restrictions or state compliance agreements), the condition of the Housing Complexes, and the tax consequences to the Limited Partners from the sale of the Housing Complexes.

Upon identifying those Housing Complexes with the highest potential for a successful sale, refinancing or re-syndication, the Partnership expects to proceed with efforts to liquidate them. The objective is to maximize the Limited Partners’ return wherever possible and, ultimately, to wind down the Partnership. Local Limited Partnership interests may be disposed of any time by the General Partner in its discretion. While liquidation of the Housing Complexes continues to be evaluated, the dissolution of the Partnership was not imminent as of December 31, 2013.

As of March 31, 2013, the Partnership had sold its Local Limited Partnership Interest in Murfreesboro Villas, L.P., Concord Apartment Partners, L.P., Chillicothe Plaza Apartments, L.P., Enhance, L.P., El Reno Associates, and Austin Gateway Ltd.

As of December 31, 2013, Bradley Villas, L.P., Hillcrest Heights, L.P., L.P., Mark Twain Senior Community, L.P., Hughes Villas, L.P. (Hughes Villas) and Spring Valley Terrace Apartments, LLC were identified for disposition. Contracts have been drafted and are currently under review by potential purchasers of the Limited Partnership interests. As of the date of this report, the estimated purchase prices are still unknown for all properties except Hughes Villas.

C-8

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

During the nine months ended December 31, 2013, the Housing Complexes in United Development Co., L. P. 97.1 (“UD 97.1) and United Development Co., L.P. 97.2(“UD 97.2”) were sold. The investment balance was zero at the time of sale for both Local Limited Partnerships. UD 97.1, and UD 97.2 were appraised for $1,100,000 each, and had a mortgage note balance of $814,000, and $328,000, respectively, as of December 31, 2012. Both Partnerships had other debt including past due property taxes. Both UD 97.1 and UD 97.2 had filed for bankruptcy and both properties were sold under the supervision of the bankruptcy court. There were no cash proceeds to the Partnership for either of these deals. The mortgage notes on both Partnerships were in technical default due to the fact that property taxes were not current. The Housing Complexes were sold and all encumbrances of debt were transferred with the dispositions. Both UD 97.1 and UD 97.2 were dissolved as of December 31, 2013. The Compliance Period has been completed therefore there is no risk of recapture and investor approval required.

Subsequent to December 31, 2013, the Partnership sold its Local Limited Partnership interest in Hughes Villas. Hughes Villas was appraised for $600,000 and had a mortgage note balance of $723,672 as of December 31, 2012. The Partnership received $30,000 in cash proceeds of which $20,000 will be used to reimburse the General Partner or affiliates for expenses paid on its behalf, and $10,000 is to be placed in the Partnership’s reserves for future operating expenses. The estimated sales related expenses are $23,000 and estimated gain on sale is $29,000. The investment balance was zero at the time of the sale of the Local Limited Partnership. The Compliance Period has been completed therefore there is no risk of recapture and investor approval required.

Method of Accounting for Investments in Local Limited Partnerships

The Partnership accounts for its investments in Local Limited Partnerships using the equity method of accounting, whereby the Partnership adjusts its investment balance for its share of the Local Limited Partnerships’ results of operations and for any contributions made and distributions received. The Partnership reviews the carrying amount of an individual investment in a Local Limited Partnership for possible impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of such investment may not be recoverable. Recoverability of such investment is measured by the estimated value derived by management, generally consisting of the sum of the remaining future Low Income Housing Tax Credits estimated to be allocated to the Partnership and the estimated residual value to the Partnership. If an investment is considered to be impaired, the Partnership reduces the carrying value of its investment in any such Local Limited Partnership. The accounting policies of the Local Limited Partnerships, generally, are expected to be consistent with those of the Partnership. Costs incurred by the Partnership in acquiring the investments are capitalized as part of the investment and were being amortized over 30 years (see Note 2).

“Equity in losses of Local Limited Partnerships” for the periods ended December 31, 2013 and 2012 has been recorded by the Partnership. Management’s estimate for the three and nine-month periods is based on either actual unaudited results reported by the Local Limited Partnerships or historical trends in the operations of the Local Limited Partnerships. Equity in losses of Local Limited Partnerships allocated to the Partnership are not recognized to the extent that the investment balance would be adjusted below zero. If the Local Limited Partnerships report net income in future years, the Partnership will resume applying the equity method only after its share of such net income equals the share of net losses not recognized during the period(s) the equity method was suspended (see Note 2).

C-9

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In accordance with the accounting guidance for the consolidation of variable interest entities, the Partnership determines when it should include the assets, liabilities, and activities of a variable interest entity (VIE) in its financial statements, and when it should disclose information about its relationship with a VIE. The analysis that must be performed to determine which entity should consolidate a VIE focuses on control and economic factors. A VIE is a legal structure used to conduct activities or hold assets, which must be consolidated by a company if it is the primary beneficiary because it has (1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and (2) the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. If multiple unrelated parties share such power, as defined, no party will be required to consolidate the VIE. Further, the guidance requires continual reconsideration of the primary beneficiary of a VIE.

Based on this guidance, the Local Limited Partnerships in which the Partnership invests meet the definition of a VIE because the owners of the equity at risk in these entities do not have the power to direct their operations. However, management does not consolidate the Partnership’s interests in these VIEs, as it is not considered to be the primary beneficiary since it does not have the power to direct the activities that are considered most significant to the economic performance of these entities. The Partnership currently records the amount of its investment in these Local Limited Partnerships as an asset on its balance sheets, recognizes its share of partnership income or losses in the statements of operations, and discloses how it accounts for material types of these investments in its financial statements. The Partnership’s balance in investment in Local Limited Partnerships, plus the risk of recapture of tax credits previously recognized on these investments, represents its maximum exposure to loss. The Partnership’s exposure to loss on these Local Limited Partnerships is mitigated by the condition and financial performance of the underlying Housing Complexes as well as the strength of the Local General Partners and their guarantee against credit recapture to the investors in the Partnership.

Distributions received by the Partnership are accounted for as a reduction of the investment balance. Distributions received after the investment has reached zero are recognized as income. As of December 31, 2013, all of the investment balances had reached zero.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Partnership had no cash equivalents for all periods presented.

Reporting Comprehensive Income

The Partnership had no items of other comprehensive income for all periods presented.

C-10

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Partnership has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its owners on their respective income tax returns. The Partnership’s federal tax status as a pass-through entity is based on its legal status as a partnership. Accordingly, the Partnership is not required to take any tax positions in order to qualify as a pass-through entity. The Partnership is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Partnership has no other tax positions which must be considered for disclosure. Income tax returns filed by the Partnership are subject to examination by the Internal Revenue Service for a period of three years. While no income tax returns are currently being examined by the Internal Revenue Service, tax years since 2009 remain open.

Net Loss Per Partnership Unit

Net loss per Partnership Unit includes no dilution and is computed by dividing loss available to Limited Partners by the weighted average number of Partnership Units outstanding during the period. Calculation of diluted net loss per Partnership Unit is not required.

Revenue Recognition

The Partnership is entitled to receive reporting fees from the Local Limited Partnerships. The intent of the reporting fees is to offset (in part) administrative costs incurred by the Partnership in corresponding with the Local Limited Partnerships. Due to the uncertainty of the collection of these fees, the Partnership recognizes reporting fees as collections are made.

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS

As of December 31, 2013 and March 31, 2013, the Partnership owns limited partnership interests in 7 and 9 Local Limited Partnerships, respectively, each of which owns one Housing Complex consisting of an aggregate of 353 and 413 apartment units, respectively. The respective Local General Partners of the Local Limited Partnerships manage the day to day operations of the entities. Significant Local Limited Partnership business decisions require approval from the Partnership. The Partnership, as a limited partner, is generally entitled to 99.9%, as specified in the Local Limited Partnership agreements, of the operating profits and losses, taxable income and losses, and Low Income Housing Tax Credits of the Local Limited Partnerships.

C-11

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 2 - INVESTMENTS IN LOCAL LIMITED PARTNERSHIPS, continued

Selected financial information for the nine months ended December 31, 2013 and 2012 from the unaudited combined condensed financial statements of the Local Limited Partnerships in which the Partnership has invested is as follows:

COMBINED CONDENSED STATEMENTS OF OPERATIONS

	2013	2012

Revenues	$1,521,000	$1,936,000

Expenses:
Interest expense	282,000	423,000
Depreciation and amortization	510,000	683,000
Operating expenses	1,161,000	1,447,000
Total expenses	1,953,000	2,553,000

Net loss	(432,000)	(617,000)
Net loss allocable to the Partnership	$(429,000)	$(611,000)
Net loss recorded by the Partnership	$-	$-

Certain Local Limited Partnerships have incurred significant operating losses and/or have working capital deficiencies. In the event these Local Limited Partnerships continue to incur significant operating losses, additional capital contributions by the Partnership may be required to sustain operations of such Local Limited Partnerships.

NOTE 3 - RELATED PARTY TRANSACTIONS

Under the terms of the Partnership Agreement, the Partnership has paid or is obligated to the General Partner or its affiliates the following fees:

(a)	An annual asset management fee equal to 0.2% of the Invested Assets of the Partnership, as defined respectively. “Invested Assets” means the sum of the Partnership’s investment in Local Limited Partnership interests and the Partnership’s allocable share of mortgage loans on and other debts related to the Housing Complexes owned by such Local Limited Partnerships. Asset management fees of $34,310 and $41,390 were incurred during the nine months ended December 31, 2013 and 2012, respectively, of which $0 and $13,000 was paid during the nine months ended December 31, 2013 and 2012, respectively.

(b)	The Partnership reimburses the General Partner or its affiliates for operating expenses incurred by the Partnership and paid for by the General Partner or its affiliates on behalf of the Partnership. Operating expense reimbursements paid were $0 and $13,000 during the nine months ended December 31, 2013 and 2012, respectively.

C-12

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

(A California Limited Partnership)

NOTES TO CONDENSED FINANCIAL STATEMENTS - CONTINUED

For the Quarterly Period Ended December 31, 2013

(unaudited)

NOTE 3 - RELATED PARTY TRANSACTIONS, continued

(c)	A subordinated disposition fee in an amount equal to 1% of the sales price of real estate sold. Payment of this fee is subordinated to the limited partners receiving a preferred return of 12% through December 31, 2008 and 6% thereafter (as defined in the Partnership Agreement) and is payable only if the General Partner or its affiliates render services in the sales effort. No such fee was incurred for all periods presented.

The accrued fees and expenses due to the General Partner and affiliates consist of the following at:

	December 31, 2013	March 31, 2013

Expenses paid by the General Partner or an affiliate on behalf of the Partnership	$340,621	$241,357
Advances made to the Partnership from the General Partner or affiliates	227,025	227,025
Asset management fee payable	736,111	701,801

Total	$1,303,757	$1,170,183

The General Partner and/or its affiliates do not anticipate that these accrued fees will be paid until such time as capital reserves are in excess of future foreseeable working capital requirements of the Partnership.

NOTE 4 - ADVANCES TO LOCAL LIMITED PARTNERSHIPS

As of December 31, 2013 and March 31, 2013, the Partnership in total had voluntarily advanced $312,203 to two Local Limited Partnerships, Hillcrest Heights, L.P. and Mansur Wood Living Center, L.P. No advances were made during the nine months ended December 31, 2013. All advances were reserved for in full during the period they were advanced.

NOTE 5 - CONTRIBUTIONS

During the nine months ended December 31, 2013, the Partnership was relieved of debt owed to the General Partner or an affiliate totaling $71,000. The debt was a result of operating expenses paid on behalf of the Partnership by the General Partner or an affiliate. The cancellation of debt is considered a capital contribution by the General Partner to the Partnership and as such it is reflected in the Statement of Partners’ Equity (Deficit) in the Partnership’s condensed financial statements.

NOTE 6 - SUBSEQUENT EVENTS

Subsequent to December 31, 2013, the Partnership sold its Local Limited Partnership interest in Hughes Villas. Hughes Villas was appraised for $600,000 and had a mortgage note balance of $723,672 as of December 31, 2012. The Partnership received $30,000 in cash proceeds of which $20,000 will be used to reimburse the General Partner or affiliates for expenses paid on its behalf, and $10,000 is to be placed in the Partnership’s reserves for future operating expenses. The estimated sales related expenses are $23,000 and estimated gain on sale is $29,000. The investment balance was zero at the time of the sale of the Local Limited Partnership. The Compliance Period has been completed therefore there is no risk of recapture and investor approval required.

C-13

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

With the exception of the discussion regarding historical information, this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains forward looking statements. Such statements are based on current expectations subject to uncertainties and other factors which may involve known and unknown risks that could cause actual results of operations to differ materially from those projected or implied. Further, certain forward-looking statements are based upon assumptions about future events which may not prove to be accurate.

Risks and uncertainties inherent in forward looking statements include, but are not limited to, the Partnership’s future cash flows and ability to obtain sufficient financing, level of operating expenses, conditions in the Low Income Housing Tax Credit property market and the economy in general, as well as legal proceedings. Historical results are not necessarily indicative of the operating results for any future period.

Subsequent written and oral forward looking statements attributable to the Partnership or persons acting on its behalf are expressly qualified in their entirety by cautionary statements in this Consent Solicitation Statement and in reports filed with the Securities and Exchange Commission.

The following discussion and analysis compares the results of operations for the three and nine months ended December 31, 2013 and 2012, and should be read in conjunction with the condensed unaudited financial statements and accompanying notes included within this report.

Financial Condition

The Partnership’s assets at December 31, 2013 consisted of $17,000 in cash and $23,000 in other assets. Liabilities at December 31, 2013 consisted of $1,304,000 of accrued fees and expenses due to the General Partner and affiliates.

Results of Operations

Three Months Ended December 31, 2013 Compared to Three Months Ended December 31, 2012. The Partnership’s net loss for the three months ended December 31, 2013 was $(34,000), reflecting an increase of approximately $(16,000) from the $(18,000) net loss experienced for the three months ended December 31, 2012. The increase in net loss was largely due to an increase of $(10,000) in legal and accounting fees for the three months ended December 31, 2013. Legal and accounting expenses increased due to legal expenses related to the filing of proxies for the disposition of the remaining Local Limited Partnerships. There was a $2,000 decrease in asset management fees during the three months ended December 31, 2013. These fees are calculated based on the Invested Assets. As Local Limited Partnerships are sold, the Invested Assets decrease, thereby decreasing the asset management fees that are incurred. Gain (loss) on sale of Local Limited Partnerships decreased by $(8,000) during the three months ended December 31, 2013. The number of disposition and gains or losses recorded vary from period to period depending on the economic conditions and the market for the properties in the specific location.

Nine Months Ended December 31, 2013 Compared to Nine Months Ended December 31, 2012 The Partnership’s net loss for the nine months ended December 31, 2013 was $(198,000), reflecting an increase of approximately $(124,000) from the $(74,000) net loss experienced for the nine months ended December 31, 2012. The increase in net loss is partially due to the $(32,000)decrease in gain (loss) on sale of Local Limited Partnerships during the nine months end December 31, 2013. The number of disposition and gains or losses recorded vary from period to period depending on the economic conditions and the market for the properties in the specific location. There was a $7,000 decrease in asset management fees during the nine months ended December 31, 2013. These fees are calculated based on the Invested Assets. As Local Limited Partnerships are sold, the Invested Assets decrease, thereby decreasing the asset management fees that are incurred. Legal and accounting fees increased by $(100,000) for the nine months ended December 31, 2013. Legal and accounting expenses increased due to legal expenses related to the Wells Fargo lawsuit against Local General Partner of United Development Co. L.P.-97.1 (“UD 97.1”) and United Development Co., L.P.-97.2 (“UD 97.2”) incurred and proxy expenses for potential dispositions of Local Limited Partnerships.

C-14

Liquidity and Capital Resources

Nine Months Ended December 31, 2013 Compared to Nine Months Ended December 31, 2012 The net decrease in cash during the nine months ended December 31, 2013 was $(11,000) compared to a net increase in cash during the nine months ended December 31, 2012 of $5,000. The change was partially due to a $(11,000) payment of outstanding accounts payable during the nine months ended December 31, 2013. The Partnership reimbursed ($26,000) to the general partner of affiliates for operating expenses paid on its behalf and accrued asset management fees during the nine months ended December 31, 2012 compared to no such payments during the nine months ended December 31, 2013. The Partnership makes payments to the general Partner or affiliates after management reviews the cash position of the Partnership. The Partnership paid $(8,000) from sale of Local Limited Partnerships compared to net proceeds of $24,000 received during the nine months ended December 31, 2012. Proceeds and payments on sale vary from period to period depending on the economic conditions and the market for the properties in the specific location.

During the nine months ended December 31, 2013, accrued payables, which consist primarily of related party asset management fees and advances due to the General Partner, increased by $134,000. The General Partner does not anticipate that the balance of the accrued fees and advances will be paid until such time as capital reserves are in excess of foreseeable working capital requirements of the Partnership.

The Partnership expects its future cash flows, together with its net available assets as of December 31, 2013, to be insufficient to meet all currently foreseeable future cash requirements. Associates has agreed to continue providing advances sufficient enough to fund the operations and working capital requirements of the Partnership through February 28, 2015.

Recent Accounting Changes

In May 2011, the FASB issued an update to existing guidance related to fair value measurements on how to measure fair value and what disclosures to provide about fair value measurements. For fair value measurements categorized as level 3, a reporting entity should disclose quantitative information of the unobservable inputs and assumptions, a description of the valuation processes and narrative description of the sensitivity of the fair value to changes in unobservable inputs. This update is effective for interim and annual periods beginning after December 15, 2011. The adoption of this update did not materially affect the Partnership’s condensed financial statements.

C-15

ANNEX D

Plan of Liquidation and Dissolution of WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership

This Plan of Liquidation and Dissolution (the “Plan”) dated as of _____________, 20_____ of WNC Housing Tax Credit Fund VI, L.P., Series 5, a California limited partnership (the “Partnership”), is for the purpose of effecting the complete liquidation and dissolution of the Partnership in accordance with the laws of the State of California.

1. Intention of the General Partner. WNC & Associates, Inc. as General Partner of the Partnership, believes that the liquidation and dissolution (the “Liquidation”) of the Partnership at this time is in the best interest of the Partnership and its Limited Partners (the “Limited Partners”). Therefore, the General Partner has submitted this Plan to the Limited Partners for their consent to liquidate and dissolve the Partnership in concordance with Section 8.3 of the Agreement of Limited Partnership of the Partnership dated as of March 3, 1997, as amended to date (the “Partnership Agreement”).

2. Effectiveness. The Plan shall be effective upon the approval hereof by the affirmative vote of more than 50% in interest of the Limited Partners. Until such time as the Limited Partners approve this Plan, the General Partner shall not take and shall not cause the Partnership to take any of the actions, and shall not do or cause the Partnership to do, any of the things provided herein, provided that the foregoing shall in no event limit the right of the General Partner to sell, on behalf of the Partnership, Partnership assets in one or more unrelated transactions in a manner consistent with past practice.

3. Dissolution. In accordance with the Partnership Agreement, upon the sale of all of the Partnership’s assets, the Partnership shall be dissolved without any further action by or on behalf of the Partnership, the Limited Partners or the General Partner.

4. Winding Up and Liquidation. The General Partner, as liquidator for the Partnership, shall sell or cause to be sold all of the assets of the Partnership and shall apply the funds of the Partnership (including the proceeds of the sale of any other assets of the Partnership) in accordance with the Partnership Agreement. All funds of the Partnership previously reserved and determined by the General Partner to be in excess of the amounts required therefore shall be applied in accordance with the terms of the Partnership Agreement. The General Partner shall be permitted to sell any asset for a nominal consideration and to sell any asset to one or more of its affiliates or related parties, notwithstanding any restrictions in the Partnership Agreement to the contrary.

5. Cancellation of Interests in the Partnership. Liquidating distributions shall be made in complete cancellation of all of the Limited Partner’s interests in the Partnership. If there are no liquidating distributions to Limited Partners, all interests in the Partnership shall be cancelled upon the complete liquidation of the Partnership’s assets.

6. Reports and Filings. In connection with the Liquidation and winding up of the Partnership, the General Partner shall cause to be executed and timely filed (i) with the California Secretary of State, a Certificate of Cancellation canceling the Partnership’s Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; and (iv) with the Securities and Exchange Commission, any reports required under the Securities Exchange Act of 1934, as amended, including a Form 15 terminating the registration of the Partnership under the Exchange Act; and (v) all reports required to be delivered to the Limited Partners in accordance with the Partnership Agreement.

7. Other Acts. The General Partner shall take, or cause the Partnership to take, such other acts and deeds and shall do, or cause the Partnership to do, such other things, as are necessary or appropriate in connection with the dissolution, winding up and Liquidation of the Partnership, the termination of the responsibilities and liabilities of the Partnership under applicable law, and the termination of the existence of the Partnership.

IN WITNESS WHEREOF, the parties hereto have made and executed this Plan as of the date first written above.

WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5, a California limited partnership

[Signature block]

D-1

PRELIMINARY MATERIALS

PRELIMINARY MATERIALS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposals →	FOR	AGAINST	ABSTAIN
PROPOSAL: To sell all of the Partnership's assets and dissolve the Partnership pursuant to the proposed Plan of Liquidation and Dissolution.	☐	☐	☐

CONTROL
REQUEST ID:

This Written Consent, when properly executed and returned to the Partnership, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR THE PROPOSAL. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IMPORTANT: This Consent Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Dated: ______________________, 2014

____
(Print Name of Limited Partner and/or co-Limited Partner

____
(Signature of Limited Partner)

____
(Second Signature if held jointly)